UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

Two North La Salle Street, Suite 500 Chicago, Illinois			60602-3790
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. Two North La Salle Street, #500 Chicago, Illinois 60602		Paulita A. Pike K&L Gates LLP Three First National Plaza, #3100 Chicago, Illinois 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 621-0600

Date of fiscal year end:	09/30/13

Date of reporting period:	09/30/13

Item 1. Reports to Shareholders.

THE OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2013

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

The Oakmark Funds

2013 Annual Report

TABLE OF CONTENTS

President's Letter	1
Fund Expenses	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund
Summary Information	20
Portfolio Manager Commentary	21
Schedule of Investments	23
Oakmark Global Select Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	28
Oakmark International Fund
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	32
Oakmark International Small Cap Fund
Summary Information	36
Portfolio Manager Commentary	37
Schedule of Investments	38
Financial Statements
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Notes to Financial Statements	51
Financial Highlights	62
Report of Independent Registered Public Accounting Firm	69
Federal Tax Information	70
Disclosures and Endnotes	70
Trustees and Officers	72

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

THE OAKMARK FUNDS

The Oakmark Funds  September 30, 2013

President's Letter

Dear Fellow Shareholders,

The Oakmark Funds posted strong absolute and relative returns during the fiscal year that ended September 30, 2013, with each Fund significantly outperforming its benchmark for the period. While we are gratified by such rewarding results, we always look to our long-term performance to determine whether we are meeting our shareholders' expectations. This quarter, our portfolio managers' letters reflect upon the fiscal year and explain why we still find equity valuations attractive, even after the recent market gains.

Slowing Cash Inflows

Cash flows into the Oakmark International Fund were substantial in 2013. We have chosen to slow inflows beginning in October by closing the Fund to most new investors. Existing shareholders, including retirement plans and advisory platforms, can continue to add to their accounts or platforms. Our prospectus supplement at www.oakmark.com provides more specific details. An essential part of acting as good stewards of shareholder assets is monitoring the size of a fund versus our capacity to invest. Our experience with partial closes is that fund flows tend to level, rather than turn into net redemptions, as often occurs with full closes. This matches our desire for continued orderly investment into new, undervalued companies, while retiring those that have appreciated closer to our estimate of full business value.

Capacity determinations reflect several of our core tenets. We construct our portfolios so that successful ideas can meaningfully contribute to portfolio returns. We do this by limiting the number of stocks we own in a portfolio and by assigning the largest weights to companies that we believe trade at the greatest discount to business value. We determine holding limits for the level of outstanding shares of a company we are willing to own. These holding limits consider factors such as the average daily trading volume of the security, and they reflect our conviction in the company's business model, management team, and level of potential upside relative to business value. To test capacity, we determine the desired position size in the Fund, and evaluate how the consequent dollar amount fits these criteria and the universe of opportunities reflected on our approved lists. We are committed to closing a fund ahead of any indications of strain, especially while there is plenty of capacity ahead for existing shareholders.

Outlook for Year-End Distributions

Mutual funds are required to distribute their income and realized capital gains annually. Throughout the year Oakmark managers strive to be tax efficient, paying close attention to maximizing after-tax returns without reducing pre-tax returns. Securities are typically held for several years, thus our distributions tend to be long-term and subject to a more favorable tax rate. That said, the Funds have experienced large absolute returns over the past year, and several positions were sold as they approached full valuation. The time period to accrue capital gains for distribution stays open through October, and income distributions continue to accrue through December 31. However, many shareholders appreciate when we share our outlook. At this time, each of the Oakmark Funds expects to pay a distribution, ranging from nominal amounts to a few dollars per share. In all cases they are expected to represent low- or mid-single-digit percentages of the respective Fund's net asset value—which we believe are very reasonable levels given performance over the year. We will release more definitive estimates on our website in mid-November, once the applicable recording periods have closed.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and suggestions. You may reach us via email at ContactOakmark@oakmark.com.

Kristi L. Rowsell
President of The Oakmark Funds
President of Harris Associates L.P.

oakmark.com 1

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from April 1, 2013 to September 30, 2013, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2013, by $1,000 and multiplying the result by the number in the Actual Expenses Paid During Period column shown below.

Shares of Oakmark International Small Cap Fund, held for 90 days or less, may be charged a 2% redemption fee upon redemption. Please consult the Funds' prospectus at oakmark.com for more information.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical Expenses Paid During Period column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (4/1/13)	Ending Account Value (9/30/13)	Expenses Paid During Period*	Ending Account Value (9/30/13)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Class I	$1,000.00	$1,123.20	$5.00	$1,020.36	$4.76	0.94%
Class II	$1,000.00	$1,121.40	$6.75	$1,018.70	$6.43	1.27%
Oakmark Select Fund
Class I	$1,000.00	$1,133.30	$5.40	$1,020.00	$5.11	1.01%
Class II	$1,000.00	$1,131.60	$7.21	$1,018.30	$6.83	1.35%
Oakmark Equity and Income Fund
Class I	$1,000.00	$1,092.50	$3.99	$1,021.26	$3.85	0.76%
Class II	$1,000.00	$1,090.70	$5.77	$1,019.55	$5.57	1.10%
Oakmark Global Fund
Class I	$1,000.00	$1,166.50	$6.03	$1,019.50	$5.62	1.11%
Class II	$1,000.00	$1,164.80	$7.87	$1,017.80	$7.33	1.45%
Oakmark Global Select Fund
Class I	$1,000.00	$1,154.30	$6.16	$1,019.35	$5.77	1.14%
Oakmark International Fund
Class I	$1,000.00	$1,174.10	$5.34	$1,020.16	$4.96	0.98%
Class II	$1,000.00	$1,171.90	$7.46	$1,018.20	$6.93	1.37%
Oakmark International Small Cap Fund
Class I	$1,000.00	$1,168.20	$7.28	$1,018.35	$6.78	1.34%
Class II	$1,000.00	$1,165.60	$9.07	$1,016.70	$8.44	1.67%

*  Expenses for each share class is equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year divided by 365 (to reflect one-half year period)

2 THE OAKMARK FUNDS

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oakmark.com 3

Oakmark Fund  September 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	6.60%	26.75%	17.98%	13.66%	8.79%	12.96%
S&P 500 Index	5.25%	19.34%	16.27%	10.02%	7.57%	9.09%
Dow Jones Industrial Average[3]	2.12%	15.59%	14.94%	9.93%	7.74%	10.17%
Lipper Large Cap Value Funds Index[4]	4.99%	23.25%	14.97%	8.95%	7.20%	8.62%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Bank of America Corp.	3.0
Capital One Financial Corp.	2.5
American International Group, Inc.	2.5
UnitedHealth Group, Inc.	2.4
TE Connectivity, Ltd.	2.3
FedEx Corp.	2.3
Franklin Resources, Inc.	2.3
Oracle Corp.	2.2
Medtronic, Inc.	2.2
Illinois Tool Works, Inc.	2.2
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	53
Net Assets	$10.5 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$84.2 billion
Median Market Cap	$40.2 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	19%
Expense Ratio - Class I (as of 09/30/12)	1.03%
Expense Ratio - Class I (as of 09/30/13)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	24.6
Information Technology	19.2
Consumer Discretionary	16.5
Energy	10.2
Industrials	10.1
Health Care	9.8
Consumer Staples	3.5
Short-Term Investments and Other	6.1

4 THE OAKMARK FUNDS

Oakmark Fund  September 30, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 7% during the past quarter, which brings the gain to 27% for the fiscal year ended September 30. The S&P 5001 gained 5% in the quarter and gained 19% for the fiscal year. While we are thrilled with these strong results, we remind shareholders that our style doesn't typically lead to such dramatic outperformance in periods of broad market gains.

Looking back at the fiscal year, we outperformed a very strong 19% return for the S&P 500 with leading performance from the financials and information technology sectors. We still find these two sectors to be attractively valued, and they currently represent a combined 47% of our portfolio. For the fiscal year, 26 of the Oakmark Fund's holdings gained over 30%, and only Apple declined by more than 20%. Despite Apple's poor full fiscal year performance, it was one of the Fund's top two performers for the third quarter, gaining 21%. After a period of skepticism surrounding the company's ability to create compelling new products, Apple is once again experiencing strong demand for its recently introduced iPhones. We remain pleased that the company is allocating more of their $145B cash balance to share repurchases and dividends. Throughout the market, even as equity valuations have increased, we are still finding attractive opportunities in businesses with strong balance sheets, high free cash flow, and a management committed to return a substantial portion of excess capital to shareholders through dividends and share repurchases.

During the quarter, we eliminated positions in Boeing and Northrop Grumman as both approached our sell targets. We started new positions in Nestle and Qualcomm, which are described briefly below:

Nestle S.A. (NSRGY-$70)

Nestle is a global leader in packaged foods with $100 billion of revenue and operations in over 70 countries. The company has more than 25 brands with sales over $1 billion, with leading market share in most of their product categories. With broad exposure to high-growth emerging markets, Nestle has enjoyed strong and consistent revenue growth. Like many of our holdings, Nestle generates more cash than they need to run the business, so the company has used a significant portion of its excess cash to repurchase shares and pay dividends. Over the past four years, Nestle has reduced their share count by over 10%. We think this is a high quality, stable business that deserves to sell at a premium, so we initiated a position when Nestle was priced at a discount to other global consumer products companies due to concerns about Europe.

Qualcomm Inc. (QCOM-$67)

Qualcomm is the global leader in wireless technology licensing and mobile device chipsets. Qualcomm has dominant market share in both businesses, and it uses the strong recurring cash flow from its licensing business to reinvest in its chipset business. The company owns intellectual property that defines many of the standards used for 3G and 4G wireless communication, which allows it to collect royalties from handset providers that license these ubiquitous standards. Qualcomm's licensing business accounts for only a third of the company's revenue, and it is often underappreciated. However, its licensing business has unusually high profitability and represents close to two-thirds of Qualcomm's profits. The majority of the world's mobile handset users are still using older 2G technology, which is not a focus area for Qualcomm, so when these customers upgrade to 3G and 4G, Qualcomm should be well positioned to enjoy robust incremental revenue. The company is also the leading provider of chipsets, which function as the brains for wireless devices. Qualcomm's industry-leading product breadth and peer-leading R&D investment should drive the company's chipset growth. We expect Qualcomm to earn over $4.50 per share in a couple of years, and after adjusting for $20/share of cash, this high-quality business is priced at a forward P/E6 of just 11x.

oakmark.com 5

Oakmark Fund  September 30, 2013

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.9%
FINANCIALS - 24.6%
DIVERSIFIED FINANCIALS - 15.0%
Bank of America Corp. Other Diversified Financial Services	22,950	$316,710
Capital One Financial Corp. Consumer Finance	3,753	257,967
Franklin Resources, Inc. Asset Management & Custody Banks	4,740	239,607
JPMorgan Chase & Co. Other Diversified Financial Services	4,495	232,347
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,213	191,909
State Street Corp. Asset Management & Custody Banks	2,800	184,100
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,260	158,788
		1,581,428
INSURANCE - 7.7%
American International Group, Inc. Multi-line Insurance	5,295	257,496
Aflac, Inc. Life & Health Insurance	3,210	198,988
Principal Financial Group, Inc. Life & Health Insurance	4,500	192,690
Aon PLC (b) Insurance Brokers	2,100	156,324
		805,498
BANKS - 1.9%
Wells Fargo & Co. Diversified Banks	4,820	199,162
		2,586,088
INFORMATION TECHNOLOGY - 19.2%
SOFTWARE & SERVICES - 8.6%
Oracle Corp. Systems Software	7,080	234,844
MasterCard, Inc., Class A Data Processing & Outsourced Services	313	210,580
Microsoft Corp. Systems Software	5,920	197,195
Google, Inc., Class A (a) Internet Software & Services	179	156,788
Automatic Data Processing, Inc. Data Processing & Outsourced Services	1,430	103,503
		902,910
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 5.4%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	4,686	$242,623
Apple, Inc. Computer Hardware	381	181,642
QUALCOMM, Inc. Communications Equipment	2,100	141,456
		565,721
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
Texas Instruments, Inc. Semiconductors	5,465	220,076
Intel Corp. Semiconductors	8,800	201,696
Applied Materials, Inc. Semiconductor Equipment	7,160	125,586
		547,358
		2,015,989
CONSUMER DISCRETIONARY - 16.5%
MEDIA - 5.6%
DIRECTV (a) Cable & Satellite	3,639	217,440
Omnicom Group, Inc. Advertising	3,171	201,184
Comcast Corp., Class A Cable & Satellite	3,940	170,878
		589,502
AUTOMOBILES & COMPONENTS - 4.7%
Delphi Automotive PLC (b) Auto Parts & Equipment	3,984	232,745
General Motors Co. (a) Automobile Manufacturers	5,300	190,641
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	70,793
		494,179
RETAILING - 4.3%
Liberty Interactive Corp., Class A (a) Catalog Retail	8,370	196,436
The Home Depot, Inc. Home Improvement Retail	1,957	148,401
Kohl's Corp. Department Stores	2,042	105,668
		450,505
CONSUMER SERVICES - 1.9%
McDonald's Corp. Restaurants	2,059	198,096
		1,732,282

See accompanying Notes to Financial Statements.

6 THE OAKMARK FUNDS

Oakmark Fund  September 30, 2013

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.9% (continued)
ENERGY - 10.2%
Apache Corp. Oil & Gas Exploration & Production	2,600	$221,364
Halliburton Co. Oil & Gas Equipment & Services	3,950	190,192
Devon Energy Corp. Oil & Gas Exploration & Production	3,202	184,948
Exxon Mobil Corp. Integrated Oil & Gas	2,117	182,147
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	2,300	179,653
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,930	117,310
		1,075,614
INDUSTRIALS - 10.1%
CAPITAL GOODS - 7.8%
Illinois Tool Works, Inc. Industrial Machinery	3,060	233,386
Parker Hannifin Corp. Industrial Machinery	1,875	203,850
3M Co. Industrial Conglomerates	1,643	196,191
Cummins, Inc. Construction & Farm Machinery & Heavy Trucks	1,380	183,360
		816,787
TRANSPORTATION - 2.3%
FedEx Corp. Air Freight & Logistics	2,100	239,631
		1,056,418
HEALTH CARE - 9.8%
HEALTH CARE EQUIPMENT & SERVICES - 7.1%
UnitedHealth Group, Inc. Managed Health Care	3,460	247,771
Medtronic, Inc. Health Care Equipment	4,385	233,501
Covidien PLC (b) Health Care Equipment	2,708	165,025
Baxter International, Inc. Health Care Equipment	1,523	100,046
		746,343
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.7%
Forest Laboratories, Inc. (a) Pharmaceuticals	4,950	211,811
Merck & Co., Inc. Pharmaceuticals	1,587	75,535
		287,346
		1,033,689
	Shares	Value
CONSUMER STAPLES - 3.5%
FOOD, BEVERAGE & TOBACCO - 2.6%
Unilever PLC (c) Packaged Foods & Meats	3,983	$153,664
Nestle SA (c) Packaged Foods & Meats	1,700	118,320
		271,984
FOOD & STAPLES RETAILING - 0.9%
Wal-Mart Stores, Inc. Hypermarkets & Super Centers	1,265	93,560
		365,544
TOTAL COMMON STOCKS - 93.9% (COST $6,645,820)		9,865,624
	Par Value	Value
SHORT TERM INVESTMENT - 6.1%
REPURCHASE AGREEMENT - 6.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/13 due 10/01/13, repurchase price $641,852, collateralized by a Federal Home Loan Bank Bond, 1.750%, due 06/10/20, value plus accrued interest of $22,200, by Federal Home Loan Mortgage Corp. Bonds, 1.600% - 1.650%, due 11/15/19 - 01/09/20, aggregate value plus accrued interest of $632,492 (Cost: $641,852)	641,852	641,852
TOTAL SHORT TERM INVESTMENTS - 6.1% (COST $641,852)		641,852
TOTAL INVESTMENTS - 100.0% (COST $7,287,672)		10,507,476
Liabilities In Excess of Other Assets - 0.0% (d)		(4,651)
TOTAL NET ASSETS - 100.0%		$10,502,825

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

(d)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

oakmark.com 7

Oakmark Select Fund  September 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	6.46%	28.40%	17.59%	15.87%	7.65%	13.01%
S&P 500 Index	5.25%	19.34%	16.27%	10.02%	7.57%	7.23%
Lipper Multi-Cap Value Funds Index[7]	5.84%	25.58%	15.22%	9.50%	7.16%	7.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
TRW Automotive Holdings Corp.	8.1
TE Connectivity, Ltd.	6.8
Capital One Financial Corp.	6.0
Bank of America Corp.	6.0
American International Group, Inc.	5.7
Medtronic, Inc.	5.5
MasterCard, Inc., Class A	5.4
JPMorgan Chase & Co.	5.0
DIRECTV	4.8
Liberty Interactive Corp., Class A	4.6
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	20
Net Assets	$4.0 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$59.1 billion
Median Market Cap	$38.2 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	24%
Expense Ratio - Class I (as of 09/30/12)	1.05%
Expense Ratio - Class I (as of 09/30/13)	1.01%
SECTOR ALLOCATION	% of Net Assets
Information Technology	24.3
Financials	22.6
Consumer Discretionary	21.0
Health Care	10.1
Industrials	7.5
Energy	6.0
Utilities	3.7
Short-Term Investments and Other	4.8

8 THE OAKMARK FUNDS

Oakmark Select Fund  September 30, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

For the quarter, the Oakmark Select Fund gained 6%, compared to 5% for the S&P 5001. This brings the Fund's fiscal year (September 30) return to a strong absolute and relative return of 28%, compared to 19% for the S&P 500. As we've stated in the past, our investors should not expect this magnitude of absolute and relative performance every quarter or year, but we hope you enjoy them, as we do as fellow investors in the Fund.

These strong fiscal-year results were primarily due to stock selection and our relatively large weighting in more economically sensitive sectors such as consumer discretionary and financials. Our five largest contributors were TRW Automotive Holdings (up 63%), TE Connectivity (56%), Bank of America (57%), AIG (49%) and MasterCard (50%). You may have noticed that many of our top 5 contributors to performance remain among our largest holdings. This is not by accident. We are constantly evaluating the upside of our holdings relative to our estimate of intrinsic value on a risk-adjusted basis. Despite the strong price performance, we believe these investments remain attractive enough to warrant above average weights in the portfolio. Our largest two detractors were both energy related. Newfield Exploration (down 13%) and Cenovus Energy (down 12%) were the only two current holdings that generated negative returns over the past 12 months.

During the past fiscal year, we eliminated three positions in the Fund (Discovery Holdings, Dell, BMC Software) and added three new positions (Forest Laboratories, Kennametal, Oracle). Although this is less change than the Fund normally experiences, we neither wear this with a badge of honor nor manage the portfolio to a non-economic metric such as a turnover ratio. Position changes are simply the result of applying our investment process, which is to buy businesses at substantial discounts to our estimate of intrinsic value, where we see a clear path to that value growing on a per share basis, and management is focused on maximizing per share value. We sell a stock when we believe one or more of these criteria are no longer met.

We have discussed our thoughts on the Discovery and Dell sales in past letters, but we did receive a worthy update on BMC since we sold it in the fourth quarter of 2012. Recall that BMC management conducted a strategic review during the second quarter that we owned the stock and decided to remain an independent company. Given the lack of a compelling purchase offer for BMC during the review, we exited our position because we no longer believed it was selling at a significant discount to private market value. Our opinion has since been validated. On September 10, 2013, BMC management sold the company for $46.25 per share—roughly 12% above our average sale price. During that same time, the Oakmark Select Fund and the S&P 500 returned 25% and 20%, respectively—both well in excess of BMC's modest price increase.

In the past fiscal year, we purchased Forest Laboratories, Kennametal, and Oracle, which were all discussed in prior letters. Forest's many new drug launches remain on track with our original estimates and we look forward to this value being demonstrated in the income statement as sales ramp relative to expenses over the next several years. Kennametal is still operating well below our estimate of mid-cycle earnings though managing expenses consistent with our expectations such that incremental profits from an eventual recovery in demand ought to result in substantial profit improvement. In the quarter we have owned Oracle, it has had more difficulty keeping up with Wall Street's expectations than with ours. We continue to view the shares—selling at approximately 10x free cash flow—as significantly undervalued. Meanwhile, management is doing the right thing by aggressively repurchasing shares at what we believe to be a terrific price.

One year ago in this letter we discussed our view that equities remained the most attractively priced asset class despite having returned 30% in the prior year. One year later, the S&P gained another 19%, and Oakmark Select returned 28%, while the Barclays U.S. Aggregate Bond Index8 experienced a decline of 2%. While it's personally rewarding to see our analysis confirmed, you are likely (and rightly) more concerned about whether our opinion has changed. In short, it has not. While equities may be less undervalued than they were one year ago, we believe they are still reasonably priced, particularly when compared to bonds, which continue to offer historically low yields.

Thank you for your continued investment in the Fund.

oakmark.com 9

Oakmark Select Fund  September 30, 2013

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.2%
INFORMATION TECHNOLOGY - 24.3%
SOFTWARE & SERVICES - 9.5%
MasterCard, Inc., Class A Data Processing & Outsourced Services	315	$211,925
Oracle Corp. Systems Software	5,000	165,850
		377,775
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
Texas Instruments, Inc. Semiconductors	4,150	167,121
Intel Corp. Semiconductors	6,447	147,765
		314,886
TECHNOLOGY HARDWARE & EQUIPMENT - 6.8%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,194	268,942
		961,603
FINANCIALS - 22.6%
DIVERSIFIED FINANCIALS - 16.9%
Capital One Financial Corp. Consumer Finance	3,450	237,153
Bank of America Corp. Other Diversified Financial Services	17,100	235,980
JPMorgan Chase & Co. Other Diversified Financial Services	3,800	196,422
		669,555
INSURANCE - 5.7%
American International Group, Inc. Multi-line Insurance	4,605	223,951
		893,506
CONSUMER DISCRETIONARY - 21.0%
MEDIA - 8.3%
DIRECTV (a) Cable & Satellite	3,148	188,090
Comcast Corp., Class A Cable & Satellite	3,250	140,952
		329,042
AUTOMOBILES & COMPONENTS - 8.1%
TRW Automotive Holdings Corp. (a) Auto Parts & Equipment	4,500	320,895
RETAILING - 4.6%
Liberty Interactive Corp., Class A (a) Catalog Retail	7,800	183,066
		833,003
	Shares	Value
HEALTH CARE - 10.1%
HEALTH CARE EQUIPMENT & SERVICES - 5.5%
Medtronic, Inc. Health Care Equipment	4,100	$218,325
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.6%
Forest Laboratories, Inc. (a) Pharmaceuticals	4,200	179,718
		398,043
INDUSTRIALS - 7.5%
TRANSPORTATION - 4.2%
FedEx Corp. Air Freight & Logistics	1,450	165,460
CAPITAL GOODS - 3.3%
Kennametal, Inc. Industrial Machinery	2,902	132,328
		297,788
ENERGY - 6.0%
Cenovus Energy, Inc. (b) Integrated Oil & Gas	4,097	122,307
Newfield Exploration Co. (a) Oil & Gas Exploration & Production	4,250	116,312
		238,619
UTILITIES - 3.7%
Calpine Corp. (a) Independent Power Producers & Energy Traders	7,604	147,754
TOTAL COMMON STOCKS - 95.2% (COST $2,325,602)		3,770,316
	Par Value	Value
SHORT TERM INVESTMENTS - 4.2%
REPURCHASE AGREEMENT - 4.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/13 due 10/01/13, repurchase price $165,580, collateralized by a Federal Home Loan Bank Bond, 2.470%, due 08/27/24, value plus accrued interest of $15,246, by Federal National Mortgage Association Bonds, 2.210% - 7.125%, due 12/27/22 - 01/15/30, aggregate value plus accrued interest of $153,648 (Cost: $165,580)	165,580	165,580
TOTAL SHORT TERM INVESTMENTS - 4.2% (COST $165,580)		165,580
TOTAL INVESTMENTS - 99.4% (COST $2,491,182)		3,935,896
Other Assets In Excess of Liabilities - 0.6%		23,726
TOTAL NET ASSETS - 100.0%		$3,959,622

(a)  Non-income producing security

(b)  Foreign domiciled corporation

See accompanying Notes to Financial Statements.

10 THE OAKMARK FUNDS

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oakmark.com 11

Oakmark Equity and Income Fund  September 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity & Income Fund (Class I)	8.18%	17.63%	11.01%	8.04%	8.56%	10.95%
Lipper Balanced Funds Index	4.58%	11.70%	9.68%	8.11%	6.44%	6.85%
S&P 500 Index	5.25%	19.34%	16.27%	10.02%	7.57%	8.06%
Barclays U.S. Govt./Credit Index	0.36%	-1.96%	2.89%	5.71%	4.52%	5.77%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Dover Corp.	3.5
UnitedHealth Group, Inc.	3.2
General Dynamics Corp.	3.0
Oracle Corp.	3.0
General Motors Co.	2.9
Rockwell Automation, Inc.	2.9
FedEx Corp.	2.7
National Oilwell Varco	2.7
Philip Morris International, Inc.	2.6
Bank of America Corp.	2.6
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	49
Net Assets	$19.4 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$47.5 billion
Median Market Cap	$12.6 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	25%
Expense Ratio - Class I (as of 09/30/12)	0.78%
Expense Ratio - Class I (as of 09/30/13)	0.77%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Industrials	16.0
Consumer Discretionary	11.8
Energy	11.7
Health Care	10.2
Consumer Staples	8.7
Information Technology	8.0
Financials	6.8
Total Equity Investments	73.2
Government and Agency Securities	9.7
Corporate Bonds	2.0
Asset Backed Securities	0.1
Short-Term Investments and Other	15.0

12 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2013

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

A Good September Quarter Surprise

"Sell in May and go away" is a well-known phrase in the investing community. It derives from empirical observations that the summer months are often difficult for the stock market. September has a particularly high propensity to produce losses. Academics spend considerable effort attempting to explain these market tendencies, yet the past two years will only make their job more difficult: in both years the September quarters have been quite rewarding to investors.

The Equity and Income Fund participated in the September quarter's strength, earning 8% in the period, which contrasts to a 5% gain for the Lipper Balanced Fund Index9, the Fund's performance benchmark. For the nine months of the calendar year the returns are 16% for the Fund, and 10% for the Lipper Index. Finally, for the Funds' fiscal year ending September 30, the return to the Fund was 18%, while the Lipper Index returned 12%. The annualized compound rate of return since the Fund's inception in 1995 is 11% while the corresponding return to the Lipper Index is 7%.

Rockwell Automation, Cimarex Energy, Dover, FedEx and General Dynamics contributed most significantly to the past quarter's returns. The largest detractors were Foot Locker, Ultra Petroleum (purchased during the quarter—see below), Laboratory Corporation of America, Range Resources (sold early in the quarter) and Staples. The price declines for the detractors were all quite small. Over the past nine months, detractors included Walter Energy (sold), Cenovus Energy, EnCana, Blount International and Apache (sold). The largest contributors to portfolio return were Dover, United Health, General Dynamics, MasterCard and Cimarex Energy. Finally, for the Fund's fiscal year, the largest contributors were Dover, Rockwell Automation, General Dynamics, MasterCard and Flowserve (sold in the quarter). The largest 12-month detractors were Walter Energy, Cenovus Energy, EnCana, Apache and Devon Energy. The detractors were all energy resource companies, although Walter primarily produces coal used in the production of steel.

We write this letter at a time of unusual macroeconomic uncertainty given the twin possibilities for governmental shutdown and federal debt default. We see little value in ruminating about the various possibilities, especially since this may all be resolved in the time between letter completion and its distribution. We leave it to our friends in the trading community to attempt to profit from the volatility surrounding the political controversy. We will continue to focus on understanding the long-term fundamental values of the Fund's holdings, both current and prospective. We believe that, regardless of the maneuvering in

Washington, the employees of the companies in which we invest will go home at the end of each day knowing that they have helped to increase their employer's value.

Transaction Activity

Our activity in the September quarter favored the sell side as we eliminated five holdings while initiating only one. As noted above, absolute returns have been strong over the past 12 months. To produce this level of return, many stocks within the portfolio have excelled—and several more reached—our sell targets. To review our process, as value managers we establish buy and sell targets for the stock of any company that is voted onto our firm's approved list. Buy targets are normally set at 60% of our estimate of the company's intrinsic value and sell targets at 90%. Of course, our targets are not static. With new information and the passage of time, our targets evolve to reflect a business' current fundamentals better. Generally, when a stock approaches the sell target we begin to reduce the size of the holding because its relative attraction has diminished. Its higher price makes it less able to compete for portfolio space. Sometimes, however, the stock price jumps to the area of its sell target because of a merger offer, which is what happened this past quarter to one of the Fund's smallest companies, Kaydon. Kaydon is a quality manufacturer with strong market shares in specialty industrial products such as bearings and seals. SKF, a Swedish industrial company, recognized Kaydon's attractiveness and agreed to purchase the company during the quarter.

The other four portfolio eliminations also had an industrial orientation. Northrop Grumman is a major defense and aerospace contractor. The company is well-managed and shareholder-friendly with a solid history of dividends and share repurchase. Teledyne Technologies also has products in aerospace and defense electronics as well as digital imaging, although instrumentation is its largest segment. Range Resources is an exploration and production company with major leaseholds in the Marcellus Shale. Natural gas prices have been low for many months, and the outlook is for prices to stay low well into the future. This means that controlling production costs is essential for profitability, and Range's costs are among the industry's lowest. Last, but hardly least, is Flowserve, a leading manufacturer of pumps, valves and seals. Flowserve served the Equity and Income Fund well during its nearly three years in the portfolio, and we wish to thank our recently retired long-time partner John Raitt for this successful idea (as well as many others). We did not enjoy eliminating any of these five holdings from the portfolio as each company had been performing well and meeting or exceeding expectations. Nevertheless, our discipline

oakmark.com 13

Oakmark Equity and Income Fund  September 30, 2013

Portfolio Manager Commentary (continued)

demands that we move on whenever price and our estimate of intrinsic value per share come together.

The Fund's one new purchase is actually a return to a previous holding, Ultra Petroleum. During the past year, companies in the energy sector have experienced a wide variety of investment outcomes. A few, such as Cimarex and Range, have enjoyed strong share price increases, but others, such as Ultra, have trailed market returns. We sold the Fund's Ultra holding 17 months ago to realize a tax loss but have watched the company carefully over the intervening period. In our opinion the discount to value in Ultra is simply too great to prevail indefinitely, particularly with its solid management team that is heavily invested in the company.

Fixed Income Management under Rate Suppression

Times remain unusual in the world of fixed income investing. The Federal Reserve continues to suppress interest rates through the purchase of Treasury and Agency securities. Although this policy does not appear to have had the desired effect of increasing business investment, it did produce negative real interest rates on 10-year Treasuries for all of 2012 and much of 2013. Negative real rates make the search for attractive fixed income instruments extremely difficult. Early in the summer interest rates increased fairly dramatically when the Fed suggested that monetary policy would soon become less accommodating (what became known as "the taper"), and we became hopeful that attractive opportunities would develop. In September, however, the Fed elected to maintain its previous policy, and rates have retraced some of their move upward. It is difficult to invest prudently in fixed income investments when rates are being managed to such low levels.

Our basic answer has been to accept credit, but not duration, risk. What this means in practice is that we have kept maturities of our investments very short, particularly for low-risk issuers such as governments and agencies, while we seek out opportunities to increase portfolio yield with what we think is well-priced corporate debt. During much of the past three years this has been difficult to execute when investors were pouring money into fixed income funds. Generally, managers of fixed income funds invest money as it comes in without regard for value considerations. In the most recent quarter, however, the competition was less fierce because investors were pulling money from bond funds.

We have made progress in building the Fund's corporate debt allocation, but this process will take time because of our price and quality requirements, combined with these unusual market conditions. Even with some success to this effort, any increase in portfolio income yield will hardly be stunning. When we opened the Fund to investment in 1995, we naively assumed as our base case that the Fund would average 6% yields on its fixed income allocation. Those days passed very quickly. Although the search for fixed income return is less rewarding than in the past, we continue the search, always guided by our disciplined value philosophy.

Once again we thank our fellow shareholders for investing in the Equity and Income Fund and welcome your comments and questions.

14 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2013

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 73.2%
INDUSTRIALS - 16.0%
CAPITAL GOODS - 12.9%
Dover Corp. Industrial Machinery	7,563	$679,411
General Dynamics Corp. Aerospace & Defense	6,765	592,103
Rockwell Automation Inc. Electrical Components & Equipment	5,347	571,755
Illinois Tool Works, Inc. Industrial Machinery	4,239	323,339
Parker Hannifin Corp. Industrial Machinery	2,718	295,496
Blount International, Inc. (a) Industrial Machinery	2,263	27,410
Crane Co. Industrial Machinery	271	16,694
		2,506,208
TRANSPORTATION - 2.9%
FedEx Corp. Air Freight & Logistics	4,672	533,083
Atlas Air Worldwide Holdings, Inc. (a) Air Freight & Logistics	800	36,888
		569,971
COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Herman Miller, Inc. Office Services & Supplies	1,402	40,898
		3,117,077
CONSUMER DISCRETIONARY - 11.8%
AUTOMOBILES & COMPONENTS - 6.3%
General Motors Co. (a) Automobile Manufacturers	15,938	573,272
BorgWarner, Inc. Auto Parts & Equipment	3,229	327,358
Lear Corp. Auto Parts & Equipment	4,424	316,601
		1,217,231
MEDIA - 2.4%
Scripps Networks Interactive, Inc., Class A Broadcasting	5,895	460,474
RETAILING - 2.2%
Foot Locker, Inc. (b) Apparel Retail	7,711	261,705
Staples, Inc. Specialty Stores	5,934	86,934
HSN, Inc. Catalog Retail	1,534	82,231
		430,870
	Shares	Value
CONSUMER DURABLES & APPAREL - 0.9%
Carter's, Inc. Apparel, Accessories & Luxury Goods	1,691	$128,300
Leggett & Platt, Inc. Home Furnishings	1,603	48,320
		176,620
		2,285,195
ENERGY - 11.7%
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	6,662	520,388
Baker Hughes, Inc. Oil & Gas Equipment & Services	10,059	493,907
Devon Energy Corp. Oil & Gas Exploration & Production	5,481	316,584
Encana Corp. (c) Oil & Gas Exploration & Production	14,713	254,983
Cimarex Energy Co. Oil & Gas Exploration & Production	2,461	237,231
Cenovus Energy, Inc. (c) Integrated Oil & Gas	6,675	199,246
Concho Resources, Inc. (a) Oil & Gas Exploration & Production	1,302	141,627
Ultra Petroleum Corp. (a) (c) Oil & Gas Exploration & Production	3,575	73,527
Patterson-UTI Energy, Inc. Oil & Gas Drilling	1,730	36,987
		2,274,480
HEALTH CARE - 10.2%
HEALTH CARE EQUIPMENT & SERVICES - 8.5%
UnitedHealth Group, Inc. Managed Health Care	8,799	630,068
Omnicare, Inc. Health Care Services	5,138	285,181
Quest Diagnostics, Inc. Health Care Services	4,115	254,241
Laboratory Corp. of America Holdings (a) Health Care Services	2,524	250,259
Varian Medical Systems, Inc. (a) (b) Health Care Equipment	3,148	235,280
		1,655,029
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.7%
Hospira, Inc. (a) Pharmaceuticals	6,217	243,850
Bruker Corp. (a) Life Sciences Tools & Services	3,834	79,162
		323,012
		1,978,041

See accompanying Notes to Financial Statements.

oakmark.com 15

Oakmark Equity and Income Fund  September 30, 2013

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 73.2% (continued)
CONSUMER STAPLES - 8.7%
FOOD, BEVERAGE & TOBACCO - 7.2%
Philip Morris International, Inc. Tobacco	5,915	$512,171
Nestle SA (d) Packaged Foods & Meats	6,956	484,145
Diageo PLC (d) Distillers & Vintners	3,124	397,049
		1,393,365
FOOD & STAPLES RETAILING - 1.5%
CVS Caremark Corp. Drug Retail	5,285	299,932
		1,693,297
INFORMATION TECHNOLOGY - 8.0%
SOFTWARE & SERVICES - 5.9%
Oracle Corp. Systems Software	17,795	590,260
MasterCard, Inc., Class A Data Processing & Outsourced Services	535	359,909
Broadridge Financial Solutions, Inc. (b) Data Processing & Outsourced Services	5,904	187,436
		1,137,605
TECHNOLOGY HARDWARE & EQUIPMENT - 2.1%
TE Connectivity, Ltd. (c) Electronic Manufacturing Services	6,797	351,928
ARRIS Group, Inc. (a) Communications Equipment	3,461	59,046
		410,974
		1,548,579
FINANCIALS - 6.8%
DIVERSIFIED FINANCIALS - 4.3%
Bank of America Corp. Other Diversified Financial Services	37,109	512,103
TD Ameritrade Holding Corp. Investment Banking & Brokerage	12,006	314,327
		826,430
INSURANCE - 1.7%
Principal Financial Group, Inc. Life & Health Insurance	4,727	202,393
Aflac, Inc. Life & Health Insurance	2,077	128,741
		331,134
BANKS - 0.8%
U.S. Bancorp Diversified Banks	4,461	163,177
		1,320,741
TOTAL COMMON STOCKS - 73.2% (COST $9,452,429)		14,217,410
	Par Value		Value
FIXED INCOME - 11.8%
GOVERNMENT AND AGENCY SECURITIES - 9.7%
U.S. GOVERNMENT NOTES - 8.9%
1.375%, due 07/15/18, Inflation Indexed		$539,946	$592,675
1.25%, due 07/15/20, Inflation Indexed		533,895	584,114
2.125%, due 01/15/19, Inflation Indexed		216,925	246,210
1.00%, due 09/30/16		199,380	201,436
1.00%, due 01/15/14		99,690	99,967
			1,724,402
U.S. GOVERNMENT AGENCIES - 0.6%
Federal Home Loan Bank, 1.65%, due 07/18/19		29,550	28,712
Federal Home Loan Mortgage Corp., 2.25%, due 03/13/20		25,000	24,817
Federal National Mortgage Association, 1.25%, due 09/27/18		24,680	24,213
Federal Home Loan Bank, 1.00%, due 07/10/18		10,845	10,847
Federal National Mortgage Association, 1.125%, due 07/18/18		9,825	9,864
Federal National Mortgage Association, 1.00%, due 01/30/20		9,525	9,182
			107,635
CANADIAN GOVERNMENT BONDS - 0.2%
4.25%, due 12/01/21, Inflation Indexed	CAD	36,939	46,343
Total Government and Agency Securities (Cost $1,755,525)			1,878,380
CORPORATE BONDS - 2.0%
Kinetic Concepts, Inc., 10.50%, due 11/01/18		47,940	52,914
General Motors Co., 144A, 4.875%, due 10/02/23 (e)		41,400	40,468
Fifth & Pacific Cos., Inc., 10.50%, due 04/15/19		31,603	34,447
Omnicare, Inc., 7.75%, due 06/01/20		27,669	30,315
General Motors Co., 144A, 3.50%, due 10/02/18 (e)		29,525	29,451
The William Carter Co., 144A, 5.25%, due 08/15/21 (e)		28,002	28,002
Denbury Resources, Inc., 8.25%, due 02/15/20		21,771	23,894
Delphi Corp., 5.875%, due 05/15/19		20,943	22,226
Triumph Group, Inc., 8.625%, due 07/15/18		20,000	21,700
Kinetic Concepts, Inc., 12.50%, due 11/01/19		14,360	15,006
The Manitowoc Co., Inc., 8.50%, due 11/01/20		12,825	14,268
Penn National Gaming, Inc., 8.75%, due 08/15/19		9,970	10,917
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (e)		9,605	10,025
Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (e)		10,000	10,025

See accompanying Notes to Financial Statements.

16 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2013

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 11.8% (continued)
CORPORATE BONDS - 2.0% (continued)
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (e)	$9,970	$9,496
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,223
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	6,963
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (e)	4,990	5,252
Scotiabank Peru SA, 144A, 4.50%, due 12/13/27 (e) (f)	6,000	5,220
Walter Energy, Inc., 144A, 9.875%, due 12/15/20 (b) (e)	5,390	4,689
Walter Energy, Inc., 144A, 8.50%, due 04/15/21 (b) (e)	5,000	4,175
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (e)	3,000	3,015
Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18 (e)	2,000	2,085
Quiksilver, Inc. / QS Wholesale, Inc., 144A, 10.00%, due 08/01/20 (e)	1,000	1,053
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,051
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (e)	1,000	1,001
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (e)	250	261
Hologic, Inc., 6.25%, due 08/01/20	250	260
Tempur Sealy International, Inc., 6.875%, due 12/15/20	100	105
Total Corporate Bonds (Cost $395,567)		397,507
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.732%, due 10/15/19 (e) (f) (Cost $11,450)	11,450	11,501
CONVERTIBLE BOND - 0.0%(g)
Live Nation Entertainment, Inc., 2.875%, due 07/15/27 (Cost $834)	828	845
TOTAL FIXED INCOME - 11.8% (COST $2,163,376)		2,288,233
	Par Value	Value
SHORT TERM INVESTMENTS - 14.9%
COMMERCIAL PAPER - 4.9%
Toyota Motor Credit Corp., 0.05% - 0.10%, due 10/03/13 - 11/26/13 (h)	$350,000	$349,974
General Mills Inc., 144A, 0.12% - 0.17%, due 10/02/13 - 11/08/13 (e) (h)	221,500	221,482
BP Capital Markets PLC, 144A, 0.07%, due 10/09/13 - 10/10/13 (e) (h)	100,000	99,998
Kellogg Co., 144A, 0.14% - 0.19%, due 10/01/13 - 12/09/13 (e) (h)	99,475	99,458
American Honda Finance Corp., 0.09%, due 10/22/13 - 10/23/13 (h)	83,750	83,745
Wellpoint, Inc., 144A, 0.23% - 0.30%, due 10/10/13 - 12/03/13 (e) (h)	52,200	52,191
John Deere Capital Co., 144A, 0.05% - 0.06%, due 10/08/13 - 10/15/13 (e) (h)	50,000	49,999
Total Commercial Paper (Cost $956,851)		956,847
GOVERNMENT AND AGENCY SECURITIES - 4.4%
United States Treasury Bill, 0.05%, due 10/24/13 (h)	350,000	349,988
United States Treasury Note, 0.06%, due 12/31/13 (h)	250,000	250,899
United States Treasury Note, 0.06%, due 12/15/13 (h)	250,000	250,361
Total Government and Agency Securities (Cost $851,231)		851,248
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/13 due 10/01/13, repurchase price $659,912, collateralized by Federal Home Loan Bank Bonds, 1.750% - 1.770%, due 06/10/20 - 03/18/21, aggregate value plus accrued interest of $96,644, by Federal National Mortgage Association Bonds, 2.220% - 2.230%, due 12/06/22 - 12/27/22, aggregate value plus accrued interest of $576,466 (Cost: $659,912)	659,912	659,912

See accompanying Notes to Financial Statements.

oakmark.com 17

Oakmark Equity and Income Fund  September 30, 2013

Schedule of Investments (in thousands) (continued)

	Par Value		Value
SHORT TERM INVESTMENTS - 14.9% (continued)
CORPORATE BONDS - 1.2%
Merrill Lynch & Co., Inc., 5.45%, due 07/15/14		$43,637	$45,237
Citigroup, Inc., 5.00%, due 09/15/14		38,240	39,681
Capital One Financial Corp., 7.38%, due 05/23/14		36,712	38,275
MetLife, Inc., 2.38%, due 02/06/14		37,151	37,417
Citigroup, Inc., 6.00%, due 12/13/13		34,839	35,217
Anheuser-Busch InBev Worldwide, Inc., 1.50%, due 07/14/14		18,200	18,359
BP Capital Markets PLC, 3.63%, due 05/08/14		14,500	14,787
United Parcel Service, Inc., 3.88%, due 04/01/14		13,075	13,294
Total Corporate Bonds (Cost $242,359)			242,267
CANADIAN TREASURY BILLS - 1.0%
1.04% - 1.05%, due 10/24/13 - 11/21/13 (h) (Cost $199,466)	CAD	200,000	193,961
TOTAL SHORT TERM INVESTMENTS - 14.9% (COST $2,909,819)			2,904,235
TOTAL INVESTMENTS - 99.9% (COST $14,525,624)			19,409,878
Foreign Currencies (Cost $0) - 0.0% (g)			0	(i)
Other Assets In Excess of Liabilities - 0.1%			24,059
NET ASSETS - 100.0%			$19,433,937

(a)  Non-income producing security

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Foreign domiciled corporation

(d)  Sponsored American Depositary Receipt

(e)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(f)  Floating Rate Note. Rate shown is as of September 30, 2013.

(g)  Amount rounds to less than 0.1%.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(i)  Amount rounds to less than $1,000.

Key to Abbreviations:

  CAD Canadian Dollar

See accompanying Notes to Financial Statements.

18 THE OAKMARK FUNDS

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oakmark.com 19

Oakmark Global Fund  September 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	11.36%	39.55%	14.12%	10.59%	10.24%	11.57%
MSCI World Index	8.18%	20.21%	11.82%	7.84%	7.58%	3.53%
Lipper Global Funds Index[12]	8.01%	22.17%	10.07%	7.70%	7.79%	4.60%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Julius Baer Group, Ltd.	4.8
Oracle Corp.	4.5
Daimler AG	4.0
MasterCard, Inc., Class A	3.9
Credit Suisse Group	3.4
TE Connectivity, Ltd.	3.4
General Motors Co.	3.2
FedEx Corp.	3.2
Incitec Pivot, Ltd.	3.2
Holcim, Ltd.	3.0
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	44
Net Assets	$2.9 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$42.9 billion
Median Market Cap	$16.5 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	45%
Expense Ratio - Class I (as of 09/30/12)	1.16%
Expense Ratio - Class I (as of 09/30/13)	1.13%
SECTOR ALLOCATION	% of Net Assets
Information Technology	23.1
Industrials	19.7
Financials	14.1
Consumer Discretionary	12.6
Materials	9.7
Energy	8.6
Health Care	7.2
Consumer Staples	3.5
Short-Term Investments and Other	1.5
GEOGRAPHIC ALLOCATION
% of Equity
North America	44.4
United States	44.4
Europe	39.1
Switzerland	20.9
Netherlands*	8.4
Germany*	6.4
UK	3.4
% of Equity
Asia	13.3
Japan	13.3
Australasia	3.2
Australia	3.2

*  Euro currency countries comprise 14.8% of equity investments

20 THE OAKMARK FUNDS

Oakmark Global Fund  September 30, 2013

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

The September quarter produced strong equity outcomes across most world markets. The Oakmark Global Fund participated in this rally, gaining 11%. The MSCI World Index11 returned 8%, and the Lipper Global Fund Index12 returned 8%. The Fund's return for the calendar nine months is 26%, compared to the 17% return for the MSCI World Index and the Lipper Global Fund Index. For the Global Fund's fiscal year ended September 30 the returns are 40% for the Fund, 20% for the MSCI World Index, and 22% for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 12% compound annualized rate of return since inception, which compares to 4% for the MSCI World Index and 5% for the Lipper Global Fund Index for the same period.

The countries that contributed most to the Fund's quarter return were the U.S., Switzerland, and Japan. Australia was the only country to have equities that detracted from the Fund's return in the quarter. The five largest contributors to the Fund's return in the quarter were Daimler (Germany), Julius Baer (Switzerland), Cimarex Energy (U.S.), Credit Suisse (Switzerland) and MasterCard (U.S.). The Fund holdings that detracted most were Tenet Healthcare (U.S.), Incitec Pivot (Australia), Intel (U.S.), Bank of America (U.S. new purchase) and Canon (Japan).

For the calendar nine months the highest contributing countries were the U.S., Japan and Switzerland. Holdings in both Spain and Australia detracted from nine-month return. Daiwa Securities Group (Japan), Daimler, Live Nation (U.S.), MasterCard and Julius Baer were the leading contributors. Incitec Pivot, Canon, Banco Santander (Spain), Bank of America and Apache (U.S.) detracted most from the nine-month return. For the Fund's fiscal year the U.S., Japan and Switzerland were again the leading contributors to return while Australia was the only detractor. The five companies that led the contributors list were Daiwa Securities Group, Daimler, Tenet Healthcare, Credit Suisse and MasterCard. Detractors were Incitec Pivot, Square Enix (Japan), Apache, Bank of America and Franklin Resources (U.S. new purchase).

Portfolio Activity

Although equity markets moved higher in the quarter, we found opportunities to make new additions to the Fund, adding three U.S. and two European holdings. The first name alphabetically is Bank of America. For years, Bank of America was the poster child for all that was troubling about banks. But like the industry as a whole, we believe Bank of America has made tremendous progress simplifying and "de-risking" its business. For instance, in just the past few quarters it has gone from being one of the worst capitalized big banks to one of the best. (For perspective, the company's tangible common equity ratio is 64% higher than it was in 2006, which was before the crisis). Management also took advantage of lowered investor expectations as an opportunity to invest heavily in systems technology and rationalization. Investors have rewarded the company for its progress and brought the stock up from its lows. However, it is still being valued at a sizeable discount to its peers. In our view, the discount derives both from stale perceptions of the relative risk profile, but also because Bank of America's near-term earnings are more depressed than its peers. We expect this discount to close with time, as investors reevaluate the "new" Bank of America and its profitability catches up.

Our second new purchase is Franklin Resources, an investment firm that manages a family of more than 300 mutual funds under the names Franklin, Templeton and Fiduciary Trust, among others. The funds invest internationally and domestically in equities, fixed income and money market instruments. Franklin Resources also offers separately managed accounts and insurance product funds. Franklin Resources has an excellent brand name and a well-established global network, with a presence in over 17 international markets. The company has deliberately built this international presence over decades, and we believe this provides, and will continue to provide, a distinct competitive advantage. In addition, management has historically returned capital to shareholders through stock buybacks and dividends, and we expect Franklin Resources to continue to be good stewards of shareholders' capital.

Next is Fugro, a Netherlands-domiciled geological engineering company that primarily serves the off-shore oil market. Much of Fugro's value—about 85%—comes from businesses that are tied to construction or production related to the off-shore oil market. Investors are attracted to this market because it is growing at nearly a double-digit rate, and Fugro controls very high market shares in many of its businesses. That said, the other 15% of Fugro's value comes from Geoscience, which is not nearly as attractive. Fugro essentially operates ships that take seismic pictures of the ocean floor. This business is capital intensive (ships and cameras), and its returns are erratic, like a commodity's (because it depends on exploration demand). While this "lumpiness" can cause short-term earnings to fluctuate greatly, in our view, it does not affect long-term business value. We have taken advantage of this volatility—and other investors' shortsightedness—and initiated a position during the quarter when Fugro's share price fell after missing Street guidance.

Long-term holders of the Global Fund may remember us buying Holcim (Switzerland) in late 2010. We sold it only one year later, an unusually short holding period relative to our normal three- to five-year holding period. We did not sell because of a change in our investment thesis about Holcim. Instead, our other holdings were not doing as well. Many Japanese names were hurt by the earthquake and tsunami in March 2011 and the Thai floods in the Fall of 2011. In addition, many of our European names also fared poorly in the third and fourth quarters of 2011 as markets feared the break-up of the Euro. We sold Holcim so that we could purchase other positions that offered greater share appreciation potential.

oakmark.com 21

Oakmark Global Fund  September 30, 2013

Portfolio Manager Commentary (continued)

Looking back, these trades worked in our favor. Since the sale of Holcim, the Global Fund appreciated almost 50%, while Holcim appreciated less than 30%. During the past quarter we started buying Holcim at a price that was only 7% higher than our previous average cost, while our estimate of intrinsic value increased more than 10%. This makes Holcim absolutely and relatively more attractive now than when we purchased it in 2010.

As a refresher, Switzerland-based Holcim is one of the world's largest cement makers. The company has a broad geographic spread, with more than 70% of its pre-tax profits originating in emerging markets such as India, Indonesia and Africa. We think the company will thrive in these emerging economies and will gain from development in these areas. In addition, recent consolidations in the cement sector have strengthened the company's market position. Holcim's cost-reduction plan, which includes a restructuring plan in India to improve the cost base, is on track for 2014, and we believe its expected benefits have not yet been reflected in the stock price and that demand for cement will increase over the medium term.

Returning to the U.S., our last new purchase was shares of Itron, a global supplier of metering products and services for electric, natural gas and water utilities. Its product portfolio includes traditional, standard (manual-read) meters as well as radio- and telephone-based automatic meter-reading systems, handheld meter-reading computers, smart meters and meter data acquisition and analysis software. Approximately 8,000 customers in more than 100 countries use its products and services. We believe that Itron is poised to benefit from a wave of spending in the coming years, as utilities around the globe continue to upgrade approximately 2.5 billion outdated meters to more advanced meters, which are capable of automated readings and two-way communication. The company generates strong free cash flow given the minimal capital needed to run the business, and we think its leading market position is protected by large R&D investments, customer switching costs and solid brand value.

There were two full eliminations from the portfolio. The first was Rohm, a Japanese semiconductor company, which was sold to help fund more attractive holdings. The second was International Flavors & Fragrances, which, despite its name, is a U.S.-domiciled concern. As IFF's shares approached our sell target, we sold it in order to help fund new purchases. We salute IFF management for their excellent stewardship of the company during the Fund's three-and-a-half years of ownership.

Applied Materials/Tokyo Electron

Late in the quarter Applied Materials, one of our holdings, announced that it would merge with Tokyo Electron in an all-stock transaction. Mergers of American and Japanese firms are quite unusual, but this one developed in part because of the two CEO's long-term friendship. Applied's CEO will become the combined company's leader and will move to Japan to help the deal progress. Both companies make semiconductor manufacturing equipment, but their products primarily overlap rather than directly compete. The deal also offers cost synergies and tax management possibilities.

If the merger takes place and semiconductor demand begins to pick up, the combined company should be very well positioned to benefit. Alternatively, should sales remain sluggish, we believe that Applied's management team can introduce produc-

tive cost-reduction measures at Tokyo Electron to boost profits. But perhaps most importantly, we think this transaction suggests ever greater possibilities for worldwide economic consolidation and integration, which can enhance productive economic growth and expansion.

Currency Hedges

Global currencies were relatively stable during the quarter, but we continue to believe some currencies are overvalued. As a result, we defensively hedge a portion of the Fund's currency exposure. Approximately 38% of the Australian dollar, 25% of the Swiss franc and 15% of the Japanese yen were hedged at quarter-end.

As always, we thank you for being our shareholders and partners in the Oakmark Global Fund. We look forward to your questions and comments.

22 THE OAKMARK FUNDS

Oakmark Global Fund  September 30, 2013

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.5%
INFORMATION TECHNOLOGY - 23.1%
TECHNOLOGY HARDWARE & EQUIPMENT - 9.2%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,899	$98,351
Canon, Inc. (Japan) Office Electronics	2,656	84,575
Hirose Electric Co., Ltd. (Japan) Electronic Components	343	52,506
OMRON Corp. (Japan) Electronic Components	612	22,079
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	242	10,347
		267,858
SOFTWARE & SERVICES - 8.6%
Oracle Corp. (United States) Systems Software	3,984	132,146
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	169	113,633
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	395	6,255
		252,034
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.3%
Applied Materials, Inc. (United States) Semiconductor Equipment	3,548	62,227
Intel Corp. (United States) Semiconductors	2,483	56,915
Texas Instruments, Inc. (United States) Semiconductors	881	35,481
		154,623
		674,515
INDUSTRIALS - 19.7%
CAPITAL GOODS - 10.2%
CNH Industrial N.V. (Netherlands) (a) Construction & Farm Machinery & Heavy Trucks	6,566	84,209
Rheinmetall AG (Germany) Industrial Conglomerates	1,199	68,878
Snap-on, Inc. (United States) Industrial Machinery	534	53,084
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	1,211	39,047
Travis Perkins PLC (UK) Trading Companies & Distributors	1,191	31,812
Smiths Group PLC (UK) Industrial Conglomerates	958	21,692
		298,722
	Shares	Value
TRANSPORTATION - 7.7%
FedEx Corp. (United States) Air Freight & Logistics	824	$94,038
Union Pacific Corp. (United States) Railroads	427	66,253
Kuehne + Nagel International AG (Switzerland) Marine	477	62,555
		222,846
COMMERCIAL & PROFESSIONAL SERVICES - 1.8%
Adecco SA (Switzerland) Human Resource & Employment Services	731	52,056
		573,624
FINANCIALS - 14.1%
DIVERSIFIED FINANCIALS - 14.1%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	3,028	141,311
Credit Suisse Group (Switzerland) Diversified Capital Markets	3,279	100,157
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	7,832	70,117
Franklin Resources, Inc. (United States) Asset Management & Custody Banks	1,153	58,299
Bank of America Corp. (United States) Other Diversified Financial Services	3,069	42,351
		412,235
CONSUMER DISCRETIONARY - 12.6%
AUTOMOBILES & COMPONENTS - 10.8%
Daimler AG (Germany) Automobile Manufacturers	1,492	116,311
General Motors Co. (United States) (a) Automobile Manufacturers	2,638	94,871
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	4,378	63,872
Toyota Motor Corp. (Japan) Automobile Manufacturers	609	38,834
		313,888
MEDIA - 1.8%
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	2,914	54,059
		367,947
MATERIALS - 9.7%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	36,810	92,375
Holcim, Ltd. (Switzerland) Construction Materials	1,189	88,453
Akzo Nobel NV (Netherlands) Diversified Chemicals	887	58,270
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	3,372	44,670
		283,768

See accompanying Notes to Financial Statements.

oakmark.com 23

Oakmark Global Fund  September 30, 2013

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 98.5% (continued)
ENERGY - 8.6%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	979	$76,477
Devon Energy Corp. (United States) Oil & Gas Exploration & Production	1,219	70,398
Fugro NV (Netherlands) Oil & Gas Equipment & Services	968	59,042
Cimarex Energy Co. (United States) Oil & Gas Exploration & Production	475	45,768
		251,685
HEALTH CARE - 7.2%
HEALTH CARE EQUIPMENT & SERVICES - 7.2%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,894	78,021
Laboratory Corp. of America Holdings (United States) (a) Health Care Services	762	75,535
Health Net, Inc. (United States) (a) Managed Health Care	1,788	56,689
		210,245
CONSUMER STAPLES - 3.5%
FOOD, BEVERAGE & TOBACCO - 3.5%
Nestle SA (Switzerland) Packaged Foods & Meats	808	56,490
Diageo PLC (UK) Distillers & Vintners	1,410	44,848
		101,338
TOTAL COMMON STOCKS - 98.5% (COST $2,205,850)		2,875,357
	Par Value	Value
SHORT TERM INVESTMENT - 2.5%
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/13 due 10/01/13, repurchase price $73,324, collateralized by a Federal National Mortgage Association Bond, 2.220%, due 12/27/22, value plus accrued interest of $74,794 (Cost: $73,324)	73,324	73,324
TOTAL SHORT TERM INVESTMENTS - 2.5% (COST $73,324)		73,324
TOTAL INVESTMENTS - 101.0% (COST $2,279,174)		2,948,681
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Liabilities In Excess of Other Assets - (1.0)%		(29,368)
TOTAL NET ASSETS - 100.0%		$2,919,313

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

24 THE OAKMARK FUNDS

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oakmark.com 25

Oakmark Global Select Fund  September 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	9.02%	37.69%	16.57%	15.64%	8.59%
MSCI World Index	8.18%	20.21%	11.82%	7.84%	3.87%
Lipper Global Funds Index[12]	8.01%	22.17%	10.07%	7.70%	4.03%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Daimler AG	6.3
Canon, Inc.	6.1
CNH Industrial N.V.	5.5
Credit Suisse Group	5.1
Kuehne + Nagel International AG	5.0
Daiwa Securities Group, Inc.	5.0
Adecco SA	4.9
Kering	4.8
Bank of America Corp.	4.5
FedEx Corp.	4.5
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$1.2 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$59.5 billion
Median Market Cap	$41.4 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	36%
Expense Ratio - Class I (as of 09/30/12)	1.23%
Expense Ratio - Class I (as of 09/30/13)	1.15%
SECTOR ALLOCATION	% of Net Assets
Financials	27.7
Industrials	20.0
Consumer Discretionary	19.9
Information Technology	19.1
Health Care	4.5
Consumer Staples	3.8
Short-Term Investments and Other	5.0
GEOGRAPHIC ALLOCATION
% of Equity
North America	46.3
United States	46.3
Europe	42.0
Switzerland	20.4
Germany*	6.7
Netherlands*	5.8
France*	5.1
UK	4.0
% of Equity
Asia	11.7
Japan	11.7

*  Euro currency countries comprise 17.6% of equity investments

26 THE OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 9% for the quarter ended September 30, 2013, outperforming the 8% return from the MSCI World Index11. For the fiscal year ended September 30, 2013, the Fund returned 38%, significantly outperforming the MSCI World Index, which returned 20%.

Daiwa Securities Group, Japan's second-largest broker, was the top contributor to performance over the past 12 months, returning 139%. As discussed in previous letters, Daiwa has benefitted from the Japanese stock market rally and the weakened yen that followed talks of economic reform. Daiwa's fiscal 2012 results were very strong: net operating revenues increased by 24% while operating costs decreased by 7%. The most recent quarterly numbers also exceeded our expectations. The retail business achieved operating margins around 50%, and the quarter's EBIT was more than half of what we estimated for Daiwa's entire fiscal year. Although Daiwa's stock price has almost tripled over the past year, we continue to believe the company's stock has significant upside and will remain a good investment for our shareholders.

Another top contributor for the year was Daimler, the global auto manufacturer of the Mercedes brand, which returned 67%. Shares reacted positively to the company's 2012 results, which included higher profits than we expected for the company's Mercedes-Benz Car and Truck divisions. More recently Daimler announced significantly improved earnings and net profits for the second quarter of 2013. In addition, sales of Mercedes-Benz cars increased in all markets, driving unit sales to a new record. Although Mercedes continues to underperform Audi and BMW in China, we expect an increase in growth from its new model launches, new organizational structure, and 75 new dealerships by year end. The Trucks division has also performed well, led by a significant rebound in Latin American unit sales, which increased by 57%. Daimler management remains upbeat about global operations and reiterated the full-year guidance for all divisions.

The biggest detractor from performance for the year was Cenovus, a Canadian-based oil company, which declined 17% before we sold our position in August of this year. Our business value estimate for Cenovus fell more than the stock price after we incorporated a lower futures oil price into our model. At the same time, the share price of DirecTV, a U.S. digital television entertainment provider, fell in response to weak quarterly results, which did not affect our estimate of intrinsic value. The divergence between the two stocks was enough to tip the balance in favor of owning DirecTV, and we harvested a small tax loss by selling Cenovus. In our view, DirecTV's shift in focus to higher-end customers has led to slower but more profitable growth. Management is focused on building shareholder value by returning cash to shareholders. Over the past five years DirecTV has aggressively repurchased shares and has reduced its outstanding shares by almost 50%. We are happy to see growth in value per share whether it comes from a growing numerator or a shrinking denominator.

In addition to the sale mentioned above we sold our shares of Toyota Motor during the quarter. You will see a new security held in the Fund, CNH Industrial. This is a result of a merger between Fiat Industrial, which was owned by the Fund, and CNH Global. Fiat owned 88% of publicly listed CNH, and to simplify the shareholder structure, it decided to fully consolidate and merge the two companies. The merger is expected to result in financial, cost and tax savings. CNH Industrial is now domiciled in the Netherlands rather than Italy.

Geographically, we ended the quarter with our European and Japanese holdings comprising 42% and 12% of the Fund, respectively. North America accounts for the remainder of the Fund's holdings.

We continue to believe some global currencies are overvalued, and we are defensively hedging the Fund's currency exposure. As of quarter end, approximately 25% of the Swiss franc and 7% of the Japanese yen exposures were hedged.

We thank you, our shareholders, for your continued support and confidence.

oakmark.com 27

Oakmark Global Select Fund  September 30, 2013

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.0%
FINANCIALS - 27.7%
DIVERSIFIED FINANCIALS - 23.4%
Credit Suisse Group (Switzerland) Diversified Capital Markets	1,922	$58,697
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	6,500	58,192
Bank of America Corp. (United States) Other Diversified Financial Services	3,810	52,578
Capital One Financial Corp. (United States) Consumer Finance	745	51,211
JPMorgan Chase & Co. (United States) Other Diversified Financial Services	980	50,656
		271,334
INSURANCE - 4.3%
American International Group, Inc. (United States) Multi-line Insurance	1,030	50,089
		321,423
INDUSTRIALS - 20.0%
TRANSPORTATION - 9.6%
Kuehne + Nagel International AG (Switzerland) Marine	447	58,559
FedEx Corp. (United States) Air Freight & Logistics	459	52,376
		110,935
CAPITAL GOODS - 5.5%
CNH Industrial N.V. (Netherlands) (a) Construction & Farm Machinery & Heavy Trucks	5,014	64,307
COMMERCIAL & PROFESSIONAL SERVICES - 4.9%
Adecco SA (Switzerland) Human Resource & Employment Services	792	56,414
		231,656
CONSUMER DISCRETIONARY - 19.9%
AUTOMOBILES & COMPONENTS - 6.4%
Daimler AG (Germany) Automobile Manufacturers	944	73,609
CONSUMER DURABLES & APPAREL - 4.8%
Kering (France) Apparel, Accessories & Luxury Goods	250	56,115
MEDIA - 4.4%
DIRECTV (United States) (a) Cable & Satellite	850	50,787
RETAILING - 4.3%
Liberty Interactive Corp., Class A (United States) (a) Catalog Retail	2,140	50,226
		230,737
	Shares	Value
INFORMATION TECHNOLOGY - 19.1%
TECHNOLOGY HARDWARE & EQUIPMENT - 10.4%
Canon, Inc. (Japan) Office Electronics	2,209	$70,325
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	984	50,946
		121,271
SOFTWARE & SERVICES - 4.4%
Oracle Corp. (United States) Systems Software	1,535	50,916
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%
Intel Corp. (United States) Semiconductors	2,177	49,897
		222,084
HEALTH CARE - 4.5%
HEALTH CARE EQUIPMENT & SERVICES - 4.5%
Medtronic, Inc. (United States) Health Care Equipment	982	52,292
CONSUMER STAPLES - 3.8%
FOOD, BEVERAGE & TOBACCO - 3.8%
Diageo PLC (UK) Distillers & Vintners	1,391	44,262
TOTAL COMMON STOCKS - 95.0% (COST $895,517)		1,102,454
	Par Value	Value
SHORT TERM INVESTMENTS - 5.3%
REPURCHASE AGREEMENT - 5.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/13 due 10/01/13, repurchase price $61,040, collateralized by a Federal National Mortgage Association Bond, 2.220%, due 12/27/22, value plus accrued interest of $62,263 (Cost: $61,040)	61,040	61,040
TOTAL SHORT TERM INVESTMENTS - 5.3% (COST $61,040)		61,040
TOTAL INVESTMENTS - 100.3% (COST $956,557)		1,163,494
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Liabilities In Excess of Other Assets - (0.3)%		(3,731)
TOTAL NET ASSETS - 100.0%		$1,159,763

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

28 THE OAKMARK FUNDS

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oakmark.com 29

Oakmark International Fund  September 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	13.16%	40.79%	13.93%	14.42%	11.63%	11.10%
MSCI World ex U.S. Index	11.31%	21.45%	7.89%	6.12%	8.18%	6.55%
MSCI EAFE Index[14]	11.56%	23.77%	8.47%	6.35%	8.01%	6.35%
Lipper International Funds Index[15]	10.70%	21.91%	7.93%	6.76%	8.48%	7.43%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group	5.0
Intesa Sanpaolo SPA	3.6
BNP Paribas SA	3.3
Allianz SE	3.3
Daimler AG	3.2
Canon, Inc.	2.9
Bayerische Motoren Werke (BMW) AG	2.7
Holcim, Ltd.	2.7
CNH Industrial N.V.	2.5
Lloyds Banking Group PLC	2.4
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	58
Net Assets	$24.3 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$49.9 billion
Median Market Cap	$27.9 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	37%
Expense Ratio - Class I (as of 09/30/12)	1.06%
Expense Ratio - Class I (as of 09/30/13)	0.98%
SECTOR ALLOCATION	% of Net Assets
Financials	26.4
Consumer Discretionary	22.5
Industrials	15.6
Consumer Staples	11.6
Materials	7.5
Information Technology	7.4
Health Care	4.4
Short-Term Investments and Other	4.6
GEOGRAPHIC ALLOCATION
% of Equity
Europe	77.7
Switzerland	17.7
UK	15.0
France*	13.6
Germany*	12.5
Netherlands*	8.4
Sweden	4.9
Italy*	3.8
Ireland*	1.8
% of Equity
Asia	14.0
Japan	13.7
South Korea	0.3
Australasia	5.0
Australia	5.0
North America	2.0
Canada	2.0
Middle East	1.3
Isreal	1.3

*  Euro currency countries comprise 40.1% of equity investments

30 THE OAKMARK FUNDS

Oakmark International Fund  September 30, 2013

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 41% for the fiscal year ended September 30, 2013, comparing favorably to the MSCI World ex U.S. Index13, which returned 21%. For the most recent quarter the Fund outperformed the MSCI World ex U.S. Index, returning 13% versus 11%. The Fund has returned an average of 11% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 7% per year over the same period.

Daiwa Securities Group, Japan's second-largest broker, was the top contributor to performance over the past 12 months, returning 139%. As discussed in previous letters, Daiwa has benefitted from the Japanese stock market rally and the weakened yen that followed talks of economic reform. Daiwa's fiscal 2012 results were very strong: net operating revenues increased by 24% while operating costs decreased by 7%. The most recent quarterly numbers also exceeded our expectations. The retail business achieved operating margins around 50%, and the quarter's EBIT was more than half of what we estimated for Daiwa's entire fiscal year. Although Daiwa's stock price has almost tripled over the past year, we continue to believe the company's stock has significant upside and will remain a good investment for our shareholders.

Another top contributor was Lloyd's Banking Group, the dominant retail bank in the U.K., which returned 90% over the past twelve months. Over the past year Lloyd's has removed substantial amounts of risk from its balance sheet, and it is disposing of its non-core assets ahead of expectations. Lloyd's is projected to have less than 70 billion pounds in non-core assets and a Core Tier 1 of greater than 10% by the end of 2013, a year ahead of previous guidance. During the first half of 2013, Lloyd's core expenses were down 3%, compared to the first half of 2012, and management anticipates further cost savings. Lloyd's loan book quality has also improved due to a decline in non-performing loans. We are encouraged by Lloyd's strengthening balance sheet and believe it is well positioned for the future.

The largest detractor from performance over the past twelve months was Orica, an Australian mining-services company, which declined 24%. Shares reacted negatively to the news that the company's net profit in fiscal year 2013 would not meet expectations. Much of this was due to macro weakness and a weaker commodity environment, but numerous isolated incidents also contributed. Minova, the company's ground support business, which generated A$109m in EBIT last year, is only expected to breakeven on an EBIT basis due to restructuring, two isolated customer issues and a dispute with a supplier. Indonesia operations will suffer due to two large customers temporarily suspending operations, as well as a more difficult competitive environment. Finally, slower than expected growth will impact the Australian business. We believe many of these issues are one-off in nature and are likely to reverse next year. Synergy gains from integrating Minova with the rest of the business, continued growth in Australia, and weakening of the Australian dollar should significantly boost Orica's earnings growth in fiscal year 2014.

There was a lot of portfolio activity during the past quarter—we sold our positions in ASSA ABLOY, Amcor, Bank of Ireland, Grupo Televisa and Roche. We added four new names to the Fund: Pernod Ricard, the second largest worldwide producer of spirits; Samsung Electronics, a consumer and industrial electronics manufacturer; Sanofi, a pharmaceutical company; and WPP, a leading advertising and communications services company.

Geographically we ended the quarter with 78% of our holdings in Europe, 14% in Japan and 5% in Australia. The remaining positions are in North America (Canada), South Korea and the Middle East (Israel).

We continue to believe some global currencies are overvalued. As a result, we defensively hedge a portion of the Fund's currency exposure. Approximately 35% of the Australian dollar, 29% of the Swedish krona, 24% of the Swiss franc and 7% of the Japanese yen were hedged at quarter-end

We continue to adhere to a long-term value philosophy that has enabled us to build a portfolio of high quality names trading at discounts to our estimate of intrinsic value. We thank you, our shareholders, for your continued support.

oakmark.com 31

Oakmark International Fund  September 30, 2013

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.4%
FINANCIALS - 26.4%
BANKS - 9.4%
Intesa Sanpaolo SPA (Italy) Diversified Banks	421,326	$869,237
BNP Paribas SA (France) Diversified Banks	11,958	808,896
Lloyds Banking Group PLC (UK) (a) Diversified Banks	495,597	590,349
		2,268,482
DIVERSIFIED FINANCIALS - 9.1%
Credit Suisse Group (Switzerland) Diversified Capital Markets	40,046	1,223,065
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	62,492	559,469
Schroders PLC (UK) Asset Management & Custody Banks	10,099	421,148
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	1,095
		2,204,777
INSURANCE - 7.9%
Allianz SE (Germany) Multi-line Insurance	5,105	802,528
AMP, Ltd. (Australia) Life & Health Insurance	135,258	581,698
Willis Group Holdings PLC (UK) (b) Insurance Brokers	12,505	541,829
		1,926,055
		6,399,314
CONSUMER DISCRETIONARY - 22.5%
AUTOMOBILES & COMPONENTS - 10.6%
Daimler AG (Germany) Automobile Manufacturers	9,930	774,040
Bayerische Motoren Werke (BMW) AG (Germany) Automobile Manufacturers	6,179	664,289
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	14,279	542,553
Toyota Motor Corp. (Japan) Automobile Manufacturers	6,818	434,891
Continental AG (Germany) Auto Parts & Equipment	965	163,647
		2,579,420
	Shares	Value
CONSUMER DURABLES & APPAREL - 6.0%
Kering (France) Apparel, Accessories & Luxury Goods	2,273	$509,482
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	3,978	398,526
LVMH Moet Hennessy Louis Vuitton SA (France) Apparel, Accessories & Luxury Goods	1,687	332,198
Christian Dior SA (France) Apparel, Accessories & Luxury Goods	1,098	215,359
		1,455,565
MEDIA - 3.6%
Thomson Reuters Corp. (Canada) Publishing	12,916	451,666
Publicis Groupe SA (France) Advertising	4,026	320,372
WPP PLC (UK) Advertising	4,164	85,610
		857,648
RETAILING - 2.3%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	10,626	461,481
Signet Jewelers, Ltd. (UK) Specialty Stores	1,358	97,322
		558,803
		5,451,436
INDUSTRIALS - 15.6%
CAPITAL GOODS - 9.0%
CNH Industrial N.V. (Netherlands) (a) Construction & Farm Machinery & Heavy Trucks	46,633	598,065
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	12,134	391,193
Smiths Group PLC (UK) Industrial Conglomerates	17,025	385,583
Atlas Copco AB, Series B (Sweden) Industrial Machinery	13,913	367,586
SKF AB (Sweden) Industrial Machinery	10,644	296,302
FANUC Corp. (Japan) Industrial Machinery	364	60,011
Wolseley PLC (UK) Trading Companies & Distributors	1,049	54,298
Geberit AG (Switzerland) Building Products	94	25,437
		2,178,475

See accompanying Notes to Financial Statements.

32 THE OAKMARK FUNDS

Oakmark International Fund  September 30, 2013

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.4% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 4.4%
Adecco SA (Switzerland) Human Resource & Employment Services	6,634	$472,388
Experian Group, Ltd. (Ireland) Research & Consulting Services	22,119	421,460
Secom Co., Ltd. (Japan) Security & Alarm Services	1,495	93,398
Meitec Corp. (Japan) (b) Research & Consulting Services	2,805	80,693
		1,067,939
TRANSPORTATION - 2.2%
Kuehne + Nagel International AG (Switzerland) Marine	4,154	544,365
		3,790,779
CONSUMER STAPLES - 11.6%
FOOD, BEVERAGE & TOBACCO - 8.5%
Nestle SA (Switzerland) Packaged Foods & Meats	7,209	504,223
Diageo PLC (UK) Distillers & Vintners	14,344	456,303
Pernod Ricard SA (France) Distillers & Vintners	3,554	441,317
Danone SA (France) Packaged Foods & Meats	5,801	436,656
Heineken Holdings NV (Netherlands) Brewers	3,538	223,768
		2,062,267
FOOD & STAPLES RETAILING - 3.1%
Tesco PLC (UK) Food Retail	83,284	484,033
Koninklijke Ahold NV (Netherlands) Food Retail	15,297	264,989
		749,022
		2,811,289
MATERIALS - 7.5%
Holcim, Ltd. (Switzerland) Construction Materials	8,749	651,114
Orica, Ltd. (Australia) (b) Commodity Chemicals	30,592	572,490
Akzo Nobel NV (Netherlands) Diversified Chemicals	7,245	476,114
Givaudan SA (Switzerland) Specialty Chemicals	77	113,059
		1,812,777
	Shares	Value
INFORMATION TECHNOLOGY - 7.4%
TECHNOLOGY HARDWARE & EQUIPMENT - 3.5%
Canon, Inc. (Japan) Office Electronics	22,414	$713,714
OMRON Corp. (Japan) (b) Electronic Components	3,755	135,431
		849,145
SOFTWARE & SERVICES - 3.2%
SAP AG (Germany) Application Software	6,572	486,038
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	5,445	307,952
		793,990
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
ROHM Co., Ltd. (Japan) (b) Semiconductors	2,546	104,396
Samsung Electronics Co., Ltd. (South Korea) Semiconductors	48	60,675
		165,071
		1,808,206
HEALTH CARE - 4.4%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.5%
GlaxoSmithKline PLC (UK) Pharmaceuticals	14,244	359,151
Novartis AG (Switzerland) Pharmaceuticals	2,251	173,014
Sanofi (France) Pharmaceuticals	846	85,774
		617,939
HEALTH CARE EQUIPMENT & SERVICES - 1.9%
Olympus Corp. (Japan) (a) Health Care Equipment	14,986	454,783
		1,072,722
TOTAL COMMON STOCKS - 95.4% (COST $19,061,734)		23,146,523

See accompanying Notes to Financial Statements.

oakmark.com 33

Oakmark International Fund  September 30, 2013

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 3.8%
REPURCHASE AGREEMENT - 3.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/13 due 10/01/13, repurchase price $733,729, collateralized by Federal Home Loan Mortgage Corp. Bonds, 1.250% - 2.500%, due 07/30/19 - 11/15/19, aggregate value plus accrued interest of $611,283, by a Federal National Mortgage Association Bond, 0.875%, due 05/21/18, value plus accrued interest of $3,475, by a United States Treasury Bond, 3.125%, due 05/15/19, value plus accrued interest of $133,647 (Cost: $733,729)	733,729	$733,729
U.S. GOVERNMENT BILLS - 0.8%
United States Treasury Bill (Cost: $199,990)	200,000	199,995
TOTAL SHORT TERM INVESTMENTS - 3.8% (COST $933,719)		933,724
TOTAL INVESTMENTS - 99.2% (COST $19,995,453)		24,080,247
Foreign Currencies (Cost $831) - 0.0% (c)		832
Other Assets In Excess of Liabilities - 0.8%		191,753
TOTAL NET ASSETS - 100.0%		$24,272,832

(a)  Non-income producing security

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

34 THE OAKMARK FUNDS

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oakmark.com 35

Oakmark International Small Cap Fund  September 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/03 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	15.34%	34.42%	10.74%	12.61%	11.90%	10.82%
MSCI World ex U.S. Small Cap Index	14.97%	24.75%	9.92%	11.06%	10.15%	N/A
MSCI World ex U.S. Index[13]	11.31%	21.45%	7.89%	6.12%	8.18%	5.65%
Lipper International Small Cap Funds Index[17]	12.54%	27.26%	11.20%	11.47%	11.64%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Julius Baer Group, Ltd.	4.1
Atea ASA	2.8
Altran Technologies SA	2.7
Goodman Fielder, Ltd.	2.7
Alten, Ltd.	2.6
Kaba Holding AG	2.5
Premier Farnell PLC	2.5
Rheinmetall AG	2.5
Incitec Pivot, Ltd.	2.4
BS Financial Group, Inc.	2.3
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	60
Net Assets	$2.3 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$2.9 billion
Median Market Cap	$1.9 billion
Portfolio Turnover (for the 12-months ended 09/30/13)	50%
Expense Ratio - Class I (as of 09/30/12)	1.41%
Expense Ratio - Class I (as of 09/30/13)	1.35%
SECTOR ALLOCATION	% of Net Assets
Industrials	28.9
Information Technology	18.4
Consumer Discretionary	14.3
Financials	12.3
Materials	7.2
Consumer Staples	6.9
Energy	3.3
Health Care	2.6
Short-Term Investments and Other	6.1
GEOGRAPHIC ALLOCATION
% of Equity
Europe	60.9
UK	15.1
Switzerland	14.5
France*	8.9
Italy*	5.8
Germany*	4.4
Netherlands*	3.6
Norway	3.0
Finland*	2.0
Greece*	1.7
Denmark	1.7
Sweden	0.2
% of Equity
Asia	23.2
Japan	16.3
South Korea	4.9
Hong Kong	2.0
Australasia	11.2
Australia	10.0
New Zealand	1.2
Middle East	2.0
Isreal	2.0
North America	1.8
US	1.5
Canada	0.3
Latin America	0.9
Brazil	0.9

*  Euro currency countries comprise 26.4% of equity investments

36 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2013

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 15.3% for the quarter ended September 30, 2013, in line with a 15.0% return from the MSCI World ex U.S. Small Cap Index16. For the fiscal year ended September 30, the Fund returned 34%, significantly outperforming the MSCI World ex U.S. Small Cap Index, which returned 25%.

The top-performing stock for the one-year period and a strong contributor for the recent quarter was LSL Property Services, one of the U.K.'s largest residential estate agency and property appraisal companies. There is increasing optimism in the U.K. over a potential recovery in the residential housing market, where transactions are off nearly 60% since the '06 peak. In early 2014, the U.K. government is expected to implement its "help to buy" program. Although other government programs have been implemented in the past to support the residential housing market, "help to buy" appears to be different because of its large scale and because it will benefit purchasers of existing homes, as opposed to previous programs that targeted new homes. Even though the program is not yet in effect, banks seem increasingly willing to make mortgage loans, as reflected in the double-digit year-over-year increase in mortgage approvals in May and June. We believe the U.K. residential market is in the early stages of recovery and that LSL will be one of the biggest beneficiaries of this trend.

The weakening yen and market rally in Japan benefitted Yamaha Motor, another top performer in the Fund for fiscal year 2013. Yamaha is a world leader in producing motorcycles and recreational vehicles, and it also produces motor vehicle engines for Toyota Motor Corp. and Ford Motor Co. The company's specialty products include motor boats, snowmobiles, golf carts and electric power generators. Yamaha sells its products globally, including in Japan, North America, Europe, Asia and South America. Yamaha's first-quarter financial statements showed that its best results came from its marine segment, driven by all product areas: outboard motors, personal watercraft, boats and parts. The company's core motorcycles unit produced the weakest performance. However, we believe positive trends are emerging, including a stabilizing Indonesian market, as evidenced by a growth in Yamaha's Asian motorcycle sales and improved sales volumes month over month.

Incitec Pivot was the largest detractor from performance for the fiscal year and also a detractor for the quarter. Incitec supplies mining explosives products and services in Australasia and North America, and it is also Australia's largest fertilizer distributor and only phosphate fertilizer manufacturer. Fertilizer prices fell significantly over the period, which caused investors to lower earnings estimates for the company. However, we believe this simply reflects a move towards a more normal pricing environment. Also, in July, Incitec experienced a production outage at its Phosphate Hill ammonia plant. Management indicated that the outage would reduce production of ammonium phosphates during the second half of the year, estimating an earnings impact around $23.5 million (USD) after tax. This setback, combined with a production disruption at the new Moranbah explosives plant, caused investors to worry about near-term consequences for the company. Although these issues occurred in close succession, we believe that both were one-off events and that the company resolved them relatively quickly. Based on our research and discussions with management, we believe that outside of the difficulties at these two plants, the rest of Incitec's plants are operating well. The company is enacting a number of improvements that should help prevent such problems in the future, including changes of operations management and in the way that the engineering and operations groups interact. We remain confident in Incitec Pivot's management team, and we continue to believe that this investment will reward shareholders in the long term.

Four new securities were added to the Fund this quarter. From Brazil, Totvs, a developer and marketer of software solutions; Wajax, a Canadian multiline distributor active in the sale and service of mobile equipment, power systems and industrial components; Italy-based Davide Campari, the sixth largest spirits company in the world; and Sulzer, a Swiss company specializing in industrial machinery and equipment, surface technology and rotating equipment maintenance. We sold Britvic, Konica Minolta and Ichiyoshi Securities during the quarter.

Geographically we ended the quarter with 23% of our holdings in Asia, 61% in Europe and 11% in Australasia. The remaining positions are in North America, Latin America and the Middle East.

Because we continue to believe that some global currencies are over-valued, we maintained hedge positions on five currency exposures. At the recent quarter end, we had hedged 35% of the Fund's Australian dollar, 51% of the Norwegian krone, 25% of the Swiss franc, 7% of the Japanese yen and 30% of the Swedish krona exposures.

We believe the Fund is positioned to perform well in a variety of market climates. Thank you for investing alongside us.

oakmark.com 37

Oakmark International Small Cap Fund  September 30, 2013

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.9%
INDUSTRIALS - 28.9%
CAPITAL GOODS - 14.8%
Rheinmetall AG (Germany) Industrial Conglomerates	981	$56,369
Konecranes OYJ (Finland) Industrial Machinery	1,244	41,875
Morgan Advanced Materials PLC (UK) Industrial Machinery	8,181	41,215
Prysmian SpA (Italy) Electrical Components & Equipment	1,625	39,791
Saft Groupe SA (France) (b) Electrical Components & Equipment	1,340	36,977
Interpump Group SpA (Italy) Industrial Machinery	3,220	35,005
Travis Perkins PLC (UK) Trading Companies & Distributors	1,203	32,145
Bucher Industries AG (Switzerland) Construction & Farm Machinery & Heavy Trucks	109	27,906
NORMA Group SE (Germany) Industrial Machinery	181	8,721
Sulzer AG (Switzerland) Industrial Machinery	54	8,287
Wajax Corp. (Canada) Trading Companies & Distributors	151	5,485
		333,776
COMMERCIAL & PROFESSIONAL SERVICES - 8.7%
Kaba Holding AG (Switzerland) Security & Alarm Services	130	57,500
Michael Page International PLC (UK) Human Resource & Employment Services	5,722	45,603
gategroup Holding AG (Switzerland) (a) (b) Diversified Support Services	1,640	41,984
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	566	31,883
SThree PLC (UK) Human Resource & Employment Services	2,841	16,351
Cision AB (Sweden) Research & Consulting Services	628	3,663
		196,984
TRANSPORTATION - 5.4%
DSV AS (Denmark) Trucking	1,294	36,706
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	225	33,177
BBA Aviation PLC (UK) Airport Services	5,374	26,533
Freightways, Ltd. (New Zealand) Air Freight & Logistics	7,133	25,001
		121,417
		652,177
	Shares	Value
INFORMATION TECHNOLOGY - 18.4%
SOFTWARE & SERVICES - 12.2%
Atea ASA (Norway) (b) IT Consulting & Other Services	6,039	$63,525
Altran Technologies SA (France) (a) IT Consulting & Other Services	7,533	61,964
Alten, Ltd. (France) IT Consulting & Other Services	1,384	59,252
Capcom Co., Ltd. (Japan) Home Entertainment Software	2,543	48,839
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	1,492	23,603
Totvs SA (Brazil) Systems Software	1,105	18,688
		275,871
TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
Premier Farnell PLC (UK) Technology Distributors	16,156	56,810
Orbotech, Ltd. (Israel) (a) (b) Electronic Equipment & Instruments	3,501	41,972
Hirose Electric Co., Ltd. (Japan) Electronic Components	269	41,184
		139,966
		415,837
CONSUMER DISCRETIONARY - 14.3%
AUTOMOBILES & COMPONENTS - 6.0%
Nifco, Inc. (Japan) Auto Parts & Equipment	1,899	50,705
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	2,868	41,837
Autoliv, Inc. (United States) Auto Parts & Equipment	364	31,801
Takata Corp. (Japan) Auto Parts & Equipment	447	11,220
		135,563
RETAILING - 5.5%
Myer Holdings, Ltd. (Australia) Department Stores	20,527	49,980
Hengdeli Holdings, Ltd. (Hong Kong) Specialty Stores	174,132	41,760
Carpetright PLC (UK) (a) Home Improvement Retail	3,168	33,262
		125,002
MEDIA - 1.7%
Asatsu-DK, Inc. (Japan) Advertising	1,405	38,022
CONSUMER DURABLES & APPAREL—1.1%
Vitec Group PLC (UK) (b) Photographic Products	2,213	24,417
		323,004

See accompanying Notes to Financial Statements.

38 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2013

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.9% (continued)
FINANCIALS - 12.3%
DIVERSIFIED FINANCIALS - 5.7%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,004	$93,508
MLP AG (Germany) Asset Management & Custody Banks	4,568	29,235
Azimut Holding SPA (Italy) Asset Management & Custody Banks	262	5,989
		128,732
BANKS - 4.6%
BS Financial Group, Inc. (South Korea) Regional Banks	3,532	52,748
DGB Financial Group, Inc. (South Korea) Regional Banks	3,392	51,135
		103,883
REAL ESTATE - 2.0%
LSL Property Services PLC (UK) (b) Real Estate Services	5,974	44,805
		277,420
MATERIALS - 7.2%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	22,019	55,257
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	2,780	36,829
Titan Cement Co. SA (Greece) (a) Construction Materials	1,460	36,353
Sika AG (Switzerland) Specialty Chemicals	9	26,962
Taiyo Holdings Co., Ltd. (Japan) Specialty Chemicals	129	4,009
Nihon Parkerizing Co., Ltd. (Japan) Specialty Chemicals	179	3,646
		163,056
CONSUMER STAPLES - 6.9%
FOOD, BEVERAGE & TOBACCO - 4.9%
Goodman Fielder, Ltd. (Australia) Packaged Foods & Meats	91,323	60,489
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	9,637	39,737
Davide Campari-Milano SPA (Italy) Distillers & Vintners	1,098	9,521
		109,747
FOOD & STAPLES RETAILING - 2.0%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,069	45,777
		155,524
	Shares	Value
ENERGY - 3.3%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	732	$44,657
CGG (France) (a) Oil & Gas Equipment & Services	1,307	30,126
		74,783
HEALTH CARE - 2.6%
HEALTH CARE EQUIPMENT & SERVICES - 1.8%
Amplifon S.p.A. (Italy) Health Care Distributors	5,790	31,632
Primary Health Care, Ltd. (Australia) Health Care Services	1,763	7,925
		39,557
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.8%
Tecan Group AG (Switzerland) Life Sciences Tools & Services	173	18,279
		57,836
TOTAL COMMON STOCKS - 93.9% (COST $1,748,485)		2,119,637
	Par Value	Value
SHORT TERM INVESTMENTS - 5.4%
REPURCHASE AGREEMENT - 5.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/13 due 10/01/13, repurchase price $121,791, collateralized by a Federal National Mortgage Association Bond, 2.220%, due 12/27/22, value plus accrued interest of $124,229 (Cost: $121,791)	121,791	121,791
TOTAL SHORT TERM INVESTMENTS - 5.4% (COST $121,791)		121,791
TOTAL INVESTMENTS - 99.3% (COST $1,870,276)		2,241,428
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.7%		16,154
TOTAL NET ASSETS - 100.0%		$2,257,582

(a)  Non-income producing security

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

oakmark.com 39

The Oakmark Funds

Statements of Assets and Liabilities—September 30, 2013

(in thousands except per share amounts)

	Oakmark Fund	Oakmark Select Fund		Oakmark Equity and Income Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$10,507,476	$3,935,896		$19,148,173		$2,948,681
Investments in affiliated securities, at value (b)	0	0		261,705		0
Foreign currency, at value (c)	0	0		0	(d)	0	(d)
Receivable for:
Securities sold	29,601	17,786		11,428		16,290
Fund shares sold	36,401	8,251		23,802		5,122
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	7,527	1,815		40,283		2,892
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0	0		0		0
Forward foreign currency contracts	0	0		0		279
Tax reclaim from unaffiliated securities	0	0		3,207		783
Total receivables	73,529	27,852		78,720		25,366
Other assets	1	1		2		1
Total assets	10,581,006	3,963,749		19,488,600		2,974,048
Liabilities and Net Assets
Payable for:
Securities purchased	66,778	0		11,951		48,304
Fund shares redeemed	7,251	1,980		36,021		4,974
Forward foreign currency contracts	0	0		0		0
Investment advisory fee	667	287		1,075		220
Other shareholder servicing fees	1,066	314		2,863		276
Transfer and dividend disbursing agent fees	373	170		312		169
Trustee fees	2	2		3		2
Deferred trustee compensation	1,192	1,050		1,026		497
Other	852	324		1,412		293
Total liabilities	78,181	4,127		54,663		54,735
Net assets applicable to Fund shares outstanding	$10,502,825	$3,959,622		$19,433,937		$2,919,313
Analysis of Net Assets
Paid in capital	$6,712,629	$2,268,609		$12,883,006		$2,193,313
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	525,845	245,352		1,580,225		6,064
Net unrealized appreciation on investments, forward contracts, and foreign currency translation	3,219,806	1,444,716		4,884,262		669,859
Accumulated undistributed net investment income (Distributions in excess of net investment income)	44,545	945		86,444		50,077
Net assets applicable to Fund shares outstanding	$10,502,825	$3,959,622		$19,433,937		$2,919,313
Price of Shares
Net asset value, offering and redemption price per share: Class I	$59.73	$37.74		$33.06		$29.70
Class I—Net assets	$10,409,043	$3,944,616		$18,222,514		$2,880,414
Class I—Shares outstanding (Unlimited shares authorized)	174,280	104,522		551,172		96,978
Net asset value, offering and redemption price per share: Class II	$59.58	$37.50	(e)	$32.83		$28.98	(e)
Class II—Net assets	$93,782	$15,006		$1,211,423		$38,899
Class II—Shares outstanding (Unlimited shares authorized)	1,574	400		36,902		1,342
(a) Identified cost of investments in unaffiliated securities	$7,287,672	$2,491,182		$14,320,852		$2,279,174
(b) Identified cost of investments in affiliated securities	0	0		204,772		0
(c) Identified cost of foreign currency	0	0		0	(d)	0	(d)
(d) Amount rounds to less than $1,000.
(e) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on September 30, 2013.

See accompanying Notes to Financial Statements.

40 THE OAKMARK FUNDS

	Oakmark Global Select Fund		Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,163,494		$22,885,236	$1,987,748
Investments in affiliated securities, at value (b)	0		1,195,011	253,680
Foreign currency, at value (c)	0	(d)	832	0	(d)
Receivable for:
Securities sold	3		101,386	3,475
Fund shares sold	4,640		210,529	4,159
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	1,340		36,763	8,414
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		4,336	319
Forward foreign currency contracts	0		11,194	7,389
Tax reclaim from unaffiliated securities	501		10,477	785
Total receivables	6,484		374,685	24,541
Other assets	1		1	1
Total assets	1,169,979		24,455,765	2,265,970
Liabilities and Net Assets
Payable for:
Securities purchased	8,044		159,377	5,661
Fund shares redeemed	583		14,973	1,339
Forward foreign currency contracts	1,149		0	0
Investment advisory fee	86		1,467	193
Other shareholder servicing fees	85		2,596	281
Transfer and dividend disbursing agent fees	81		477	113
Trustee fees	1		3	1
Deferred trustee compensation	16		828	476
Other	171		3,212	324
Total liabilities	10,216		182,933	8,388
Net assets applicable to Fund shares outstanding	$1,159,763		$24,272,832	$2,257,582
Analysis of Net Assets
Paid in capital	$923,013		$19,819,353	$1,859,494
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	20,419		3,466	(33,682)
Net unrealized appreciation on investments, forward contracts, and foreign currency translation	205,841		4,097,297	378,584
Accumulated undistributed net investment income (Distributions in excess of net investment income)	10,490		352,716	53,186
Net assets applicable to Fund shares outstanding	$1,159,763		$24,272,832	$2,257,582
Price of Shares
Net asset value, offering and redemption price per share: Class I	$15.71		$25.89	$17.29
Class I—Net assets	$1,159,763		$23,885,956	$2,254,113
Class I—Shares outstanding (Unlimited shares authorized)	73,807		922,633	130,355
Net asset value, offering and redemption price per share: Class II	$0		$25.98	$17.17
Class II—Net assets	$0		$386,876	$3,469
Class II—Shares outstanding (Unlimited shares authorized)	0		14,894	202
(a) Identified cost of investments in unaffiliated securities	$956,557		$18,737,110	$1,653,797
(b) Identified cost of investments in affiliated securities	0		1,258,343	216,479
(c) Identified cost of foreign currency	0	(d)	831	0	(d)
(d) Amount rounds to less than $1,000.
(e) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on September 30, 2013.

oakmark.com 41

The Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2013

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$150,671	$40,362	$225,350	$46,663
Dividends from affiliated securities	0	0	13,366	0
Interest income from unaffiliated securities	227	94	80,016	318
Interest income from affiliated securities	0	0	676	0
Security lending income	0	229	1,756	638
Foreign taxes withheld	(565)	(591)	(6,184)	(2,315)
Total investment income	150,333	40,094	314,980	45,304
Expenses:
Investment advisory fee	70,263	31,651	126,059	23,346
Transfer and dividend disbursing agent fees	1,316	602	1,160	608
Other shareholder servicing fees	8,297	2,563	16,377	1,953
Service fee—Class II	145	34	3,243	87
Reports to shareholders	653	293	886	172
Custody and accounting fees	505	228	1,259	502
Trustees fees	566	431	676	273
Legal fees	89	61	163	54
Audit fees	50	26	66	50
Other	860	362	466	301
Total expenses	82,744	36,251	150,355	27,346
Net Investment Income	$67,589	$3,843	$164,625	$17,958
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	$551,385	$275,793	$1,381,246	$141,867
Affiliated investments	0	0	291,375	0
Unaffiliated in-kind transactions	0	0	14,517	38,483
Affiliated in-kind transactions	0	0	1,941	0
Securities sold short	219	0	0	0
Forward foreign currency contracts	0	0	0	53,014
Foreign currency transactions	10	10	(375)	(997)
Net realized gain	551,614	275,803	1,688,704	232,367
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,432,253	601,830	1,218,320	538,495
Affiliated investments	0	0	(1,900)	0
Forward foreign currency contracts	0	0	0	(2,837)
Foreign currency translation	8	8	(16)	85
Net change in unrealized appreciation (depreciation)	1,432,261	601,838	1,216,404	535,743
Net realized and unrealized gain	1,983,875	877,641	2,905,108	768,110
Net increase in net assets resulting from operations	$2,051,464	$881,484	$3,069,733	$786,068

See accompanying Notes to Financial Statements.

42 THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$18,397	$376,608	$41,177
Dividends from affiliated securities	0	30,727	8,180
Interest income from unaffiliated securities	15	1,749	25
Interest income from affiliated securities	0	0	0
Security lending income	394	10,607	1,085
Foreign taxes withheld	(1,354)	(33,540)	(3,884)
Total investment income	17,452	386,151	46,583
Expenses:
Investment advisory fee	7,754	122,041	19,978
Transfer and dividend disbursing agent fees	240	1,606	374
Other shareholder servicing fees	553	15,944	2,411
Service fee—Class II	0	771	7
Reports to shareholders	62	1,220	217
Custody and accounting fees	172	4,656	707
Trustees fees	126	527	258
Legal fees	45	117	51
Audit fees	27	118	59
Other	292	2,207	312
Total expenses	9,271	149,207	24,374
Net Investment Income	$8,181	$236,944	$22,209
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	$41,629	$765,259	$100,351
Affiliated investments	0	(26,074)	(18,120)
Unaffiliated in-kind transactions	0	11,023	0
Affiliated in-kind transactions	0	453	0
Securities sold short	0	0	0
Forward foreign currency contracts	7,365	158,774	22,826
Foreign currency transactions	(271)	(4,367)	(888)
Net realized gain	48,723	905,068	104,169
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	185,726	3,713,844	359,233
Affiliated investments	0	(42,672)	46,422
Forward foreign currency contracts	(2,240)	(4,590)	8,397
Foreign currency translation	46	1,549	90
Net change in unrealized appreciation (depreciation)	183,532	3,668,131	414,142
Net realized and unrealized gain	232,255	4,573,199	518,311
Net increase in net assets resulting from operations	$240,436	$4,810,143	$540,520

oakmark.com 43

The Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
From Operations:
Net investment income	$67,589	$46,110
Net realized gain (loss)	551,614	258,699
Net change in unrealized appreciation (depreciation)	1,432,261	1,129,564
Net increase in net assets from operations	2,051,464	1,434,373
Distributions to shareholders from:
Net investment income—Class I	(54,716)	(41,986)
Net investment income—Class II	(236)	(145)
Net realized gain—Class I	(218,081)	0
Net realized gain—Class II	(1,251)	0
Total distributions to shareholders	(274,284)	(42,131)
From Fund share transactions:
Proceeds from shares sold—Class I	3,641,054	1,845,468
Proceeds from shares sold—Class II	59,463	15,122
Reinvestment of distributions—Class I	253,015	39,449
Reinvestment of distributions—Class II	1,033	104
Payment for shares redeemed—Class I	(1,988,190)	(1,043,430)
Payment for shares redeemed—Class II	(15,531)	(11,377)
Redemption fees—Class I	0	0 (a)
Redemption fees—Class II	0	0 (a)
Net increase in net assets from Fund share transactions	1,950,844	845,336
Total increase in net assets	3,728,024	2,237,578
Net assets:
Beginning of year	6,774,801	4,537,223
End of year	$10,502,825	$6,774,801
Accumulated undistributed net investment income	$44,545	$31,898
Fund Share Transactions—Class I:
Shares sold	67,775	40,652
Shares issued in reinvestment of dividends	5,282	976
Less shares redeemed	(36,378)	(23,197)
Net increase in shares outstanding	36,679	18,431
Fund Share Transactions—Class II:
Shares sold	1,104	331
Shares issued in reinvestment of dividends	21	2
Less shares redeemed	(290)	(247)
Net increase in shares outstanding	835	86

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

44 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
From Operations:
Net investment income	$3,843	$3,148
Net realized gain (loss)	275,803	297,254
Net change in unrealized appreciation (depreciation)	601,838	311,721
Net increase in net assets from operations	881,484	612,123
Distributions to shareholders from:
Net investment income—Class I	(2,753)	(5,125)
Net realized gain—Class I	(288,202)	0
Net realized gain—Class II	(1,091)	0
Total distributions to shareholders	(292,046)	(5,125)
From Fund share transactions:
Proceeds from shares sold—Class I	877,926	628,631
Proceeds from shares sold—Class II	9,007	5,140
Reinvestment of distributions—Class I	254,534	4,978
Reinvestment of distributions—Class II	622	0
Payment for shares redeemed—Class I	(804,315)	(475,544)
Payment for shares redeemed—Class II	(8,914)	(3,607)
Redemption fees—Class I	0	0 (a)
Net increase in net assets from Fund share transactions	328,860	159,598
Total increase in net assets	918,298	766,596
Net assets:
Beginning of year	3,041,324	2,274,728
End of year	$3,959,622	$3,041,324
Accumulated undistributed net investment income (loss)	$945	$(155)
Fund Share Transactions—Class I:
Shares sold	26,233	20,400
Shares issued in reinvestment of dividends	8,384	184
Less shares redeemed	(23,787)	(15,787)
Net increase in shares outstanding	10,830	4,797
Fund Share Transactions—Class II:
Shares sold	271	171
Shares issued in reinvestment of dividends	21	0
Less shares redeemed	(260)	(117)
Net increase in shares outstanding	32	54

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

oakmark.com 45

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
From Operations:
Net investment income	$164,625	$156,763
Net realized gain (loss)	1,688,704	619,845
Net change in unrealized appreciation (depreciation)	1,216,404	2,197,131
Net increase in net assets from operations	3,069,733	2,973,739
Distributions to shareholders from:
Net investment income—Class I	(164,075)	(237,261)
Net investment income—Class II	(7,829)	(13,396)
Net realized gain—Class I	(430,958)	(297,451)
Net realized gain—Class II	(31,084)	(22,216)
Total distributions to shareholders	(633,946)	(570,324)
From Fund share transactions:
Proceeds from shares sold—Class I	2,256,227	2,382,888
Proceeds from shares sold—Class II	210,649	283,394
Reinvestment of distributions—Class I	562,268	505,765
Reinvestment of distributions—Class II	34,450	31,536
Payment for shares redeemed—Class I	(4,763,063)	(3,680,330)
Payment for shares redeemed—Class II	(479,308)	(402,966)
Net decrease in net assets from Fund share transactions	(2,178,777)	(879,713)
Total increase in net assets	257,010	1,523,702
Net assets:
Beginning of year	19,176,927	17,653,225
End of year	$19,433,937	$19,176,927
Accumulated undistributed net investment income	$86,444	$108,614
Fund Share Transactions—Class I:
Shares sold	74,037	85,194
Shares issued in reinvestment of dividends	19,805	19,187
Less shares redeemed	(157,552)	(131,117)
Net decrease in shares outstanding	(63,710)	(26,736)
Fund Share Transactions—Class II:
Shares sold	7,025	10,173
Shares issued in reinvestment of dividends	1,219	1,201
Less shares redeemed	(15,913)	(14,439)
Net decrease in shares outstanding	(7,669)	(3,065)

See accompanying Notes to Financial Statements.

46 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
From Operations:
Net investment income	$17,958	$19,290
Net realized gain (loss)	232,367	103,793
Net change in unrealized appreciation (depreciation)	535,743	154,219
Net increase in net assets from operations	786,068	277,302
Distributions to shareholders from:
Net investment income—Class I	(33,109)	0
Net investment income—Class II	(430)	0
Total distributions to shareholders	(33,539)	0
From Fund share transactions:
Proceeds from shares sold—Class I	638,657	436,946
Proceeds from shares sold—Class II	5,701	4,039
Reinvestment of distributions—Class I	30,952	0
Reinvestment of distributions—Class II	402	0
Payment for shares redeemed—Class I	(593,418)	(463,538)
Payment for shares redeemed—Class II	(11,347)	(12,683)
Redemption fees—Class I	0 (a)	293
Redemption fees—Class II	0 (a)	5
Net increase (decrease) in net assets from Fund share transactions	70,947	(34,938)
Total increase in net assets	823,476	242,364
Net assets:
Beginning of year	2,095,837	1,853,473
End of year	$2,919,313	$2,095,837
Accumulated undistributed net investment income	$50,077	$8,673
Fund Share Transactions—Class I:
Shares sold	24,401	20,811
Shares issued in reinvestment of dividends	1,363	0
Less shares redeemed	(24,162)	(22,011)
Net increase (decrease) in shares outstanding	1,602	(1,200)
Fund Share Transactions—Class II:
Shares sold	221	195
Shares issued in reinvestment of dividends	18	0
Less shares redeemed	(463)	(616)
Net decrease in shares outstanding	(224)	(421)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

oakmark.com 47

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
From Operations:
Net investment income	$8,181	$3,674
Net realized gain (loss)	48,723	11,770
Net change in unrealized appreciation (depreciation)	183,532	55,794
Net increase in net assets from operations	240,436	71,238
Distributions to shareholders from:
Net investment income—Class I	(7,715)	0
Net realized gain—Class I	(4,628)	0
Total distributions to shareholders	(12,343)	0
From Fund share transactions:
Proceeds from shares sold—Class I	531,364	215,857
Reinvestment of distributions—Class I	10,639	0
Payment for shares redeemed—Class I	(166,160)	(153,526)
Redemption fees—Class I	0	211
Net increase in net assets from Fund share transactions	375,843	62,542
Total increase in net assets	603,936	133,780
Net assets:
Beginning of year	555,827	422,047
End of year	$1,159,763	$555,827
Accumulated undistributed net investment income	$10,490	$2,931
Fund Share Transactions—Class I:
Shares sold	37,392	19,158
Shares issued in reinvestment of dividends	865	0
Less shares redeemed	(12,176)	(13,805)
Net increase in shares outstanding	26,081	5,353

See accompanying Notes to Financial Statements.

48 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
From Operations:
Net investment income	$236,944	$152,075
Net realized gain (loss)	905,068	(95,930)
Net change in unrealized appreciation (depreciation)	3,668,131	1,202,068
Net increase in net assets from operations	4,810,143	1,258,213
Distributions to shareholders from:
Net investment income—Class I	(218,798)	(52,874)
Net investment income—Class II	(4,980)	(723)
Total distributions to shareholders	(223,778)	(53,597)
From Fund share transactions:
Proceeds from shares sold—Class I	12,816,063	2,844,623
Proceeds from shares sold—Class II	188,732	111,338
Reinvestment of distributions—Class I	199,670	47,135
Reinvestment of distributions—Class II	3,133	432
Payment for shares redeemed—Class I	(2,612,687)	(1,989,516)
Payment for shares redeemed—Class II	(143,384)	(109,827)
Redemption fees—Class I	0	1,346
Redemption fees—Class II	0	39
Net increase in net assets from Fund share transactions	10,451,527	905,570
Total increase in net assets	15,037,892	2,110,186
Net assets:
Beginning of year	9,234,940	7,124,754
End of year	$24,272,832	$9,234,940
Accumulated undistributed net investment income	$352,716	$182,080
Fund Share Transactions—Class I:
Shares sold	549,644	160,870
Shares issued in reinvestment of dividends	9,899	2,933
Less shares redeemed	(115,610)	(114,105)
Net increase in shares outstanding	443,933	49,698
Fund Share Transactions—Class II:
Shares sold	8,312	6,304
Shares issued in reinvestment of dividends	154	27
Less shares redeemed	(6,372)	(6,138)
Net increase in shares outstanding	2,094	193

See accompanying Notes to Financial Statements.

oakmark.com 49

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
From Operations:
Net investment income	$22,209	$22,193
Net realized gain (loss)	104,169	(65,509)
Net change in unrealized appreciation (depreciation)	414,142	214,244
Net increase in net assets from operations	540,520	170,928
Distributions to shareholders from:
Net investment income—Class I	(24,448)	(1,698)
Net investment income—Class II	(36)	0
Net realized gain—Class I	0	(302)
Net realized gain—Class II	0	0 (a)
Total distributions to shareholders	(24,484)	(2,000)
From Fund share transactions:
Proceeds from shares sold—Class I	544,646	407,759
Proceeds from shares sold—Class II	1,226	1,345
Reinvestment of distributions—Class I	21,893	1,827
Reinvestment of distributions—Class II	14	0 (a)
Payment for shares redeemed—Class I	(353,631)	(381,126)
Payment for shares redeemed—Class II	(1,233)	(829)
Redemption fees—Class I	212	205
Redemption fees—Class II	0 (a)	0 (a)
Net increase in net assets from Fund share transactions	213,127	29,181
Total increase in net assets	729,163	198,109
Net assets:
Beginning of year	1,528,419	1,330,310
End of year	$2,257,582	$1,528,419
Accumulated undistributed net investment income	$53,186	$18,092
Fund Share Transactions—Class I:
Shares sold	36,156	31,918
Shares issued in reinvestment of dividends	1,601	154
Less shares redeemed	(24,243)	(30,195)
Net increase in shares outstanding	13,514	1,877
Fund Share Transactions—Class II:
Shares sold	82	104
Shares issued in reinvestment of dividends	1	0 (a)
Less shares redeemed	(84)	(66)
Net increase (decrease) in shares outstanding	(1)	38

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

50 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure—

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have such an associated service fee. Global Select had no outstanding Class II shares during the year ended September 30, 2013.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees—

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Funds may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Funds' policies and procedures.

Security valuation—

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE.

Fair value measurement—

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

oakmark.com 51

The Oakmark Funds

Notes to Financial Statements (continued)

Level 3—significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and 2 at the end of the reporting cycle. At September 30, 2013 Equity and Income had a transfer from level 2 to level 1 in the amount of $484,144,560. The transfer was due to a security no longer being valued based on observable market prices of similar assets, but instead by a market quotation.

The following is a summary of the inputs used as of September 30, 2013 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented by contract in the notes following the below summary:

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$9,865,624	$0	$0
Short Term Investments	0	641,852	0
Total	$9,865,624	$641,852	$0
Select
Common Stocks	$3,770,316	$0	$0
Short Term Investments	0	165,580	0
Total	$3,770,316	$165,580	$0
Equity and Income
Common Stocks	$14,217,410	$0	$0
Government and Agency Securities	0	1,878,380	0
Corporate Bonds	0	397,507	0
Asset Backed Securities	0	11,501	0
Convertible Bonds	0	845	0
Short Term Investments	0	2,904,235	0
Total	$14,217,410	$5,192,468	$0
Global
Common Stocks	$2,875,357	$0	$0
Short Term Investments	0	73,324	0
Forward Foreign Currency Contracts—Assets	0	3,669	0
Forward Foreign Currency Contracts—Liabilities	0	(3,390)	0
Total	$2,875,357	$73,603	$0
Global Select
Common Stocks	$1,102,454	$0	$0
Short Term Investments	0	61,040	0
Forward Foreign Currency Contracts—Assets	0	40	0
Forward Foreign Currency Contracts—Liabilities	0	(1,189)	0
Total	$1,102,454	$59,891	$0
International
Common Stocks	$23,146,523	$0	$0
Short Term Investments	0	933,724	0
Forward Foreign Currency Contracts—Assets	0	42,643	0
Forward Foreign Currency Contracts—Liabilities	0	(31,449)	0
Total	$23,146,523	$944,918	$0

52 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Int'l Small Cap
Common Stocks	$2,119,637	$0	$0
Short Term Investments	0	121,791	0
Forward Foreign Currency Contracts—Assets	0	9,447	0
Forward Foreign Currency Contracts—Liabilities	0	(2,058)	0
Total	$2,119,637	$129,180	$0

Foreign currency translations—

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts—

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At September 30, 2013 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street"), as follows (in thousands):

Global

	Local Contract Amount	Settlement Date	Valuation at 9/30/13	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	37,900	12/18/13	$35,175	$3,381
Japanese Yen	6,000,000	12/18/13	61,074	288
Swiss Franc	114,000	03/19/14	126,260	(3,390)
			$222,509	$279

During the year ended September 30, 2013 the proceeds from forward foreign currency contracts opened for Global were $382,098 and the cost to close or settle contracts was $499,468 (in thousands).

oakmark.com 53

The Oakmark Funds

Notes to Financial Statements (continued)

Global Select

	Local Contract Amount	Settlement Date	Valuation at 9/30/13	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Japanese Yen	840,000	12/18/13	$8,550	$40
Swiss Franc	40,000	03/19/14	44,302	(1,189)
			$52,852	$(1,149)

During the year ended September 30, 2013 the proceeds from forward foreign currency contracts opened for Global Select were $86,092 and the cost to close or settle contracts was $91,878 (in thousands).

International

	Local Contract Amount	Settlement Date	Valuation at 9/30/13	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	29,000	12/18/13	$26,915	$666
			$26,915	$666
Foreign Currency Sold:
Australian Dollar	460,000	12/18/13	$426,922	$40,969
Japanese Yen	21,030,000	12/18/13	214,066	1,008
Swedish Krona	2,100,000	06/18/14	324,803	(4,447)
Swiss Franc	908,000	03/19/14	1,005,651	(27,002)
			$1,971,442	$10,528

During the year ended September 30, 2013 the proceeds from forward foreign currency contracts opened for International were $3,419,543 and the cost to close or settle contracts was $3,023,052 (in thousands).

Int'l Small Cap

	Local Contract Amount	Settlement Date	Valuation at 9/30/13	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	14,150	12/18/13	$13,132	$325
			$13,132	$325
Foreign Currency Sold:
Australian Dollar	94,000	12/18/13	$87,241	$8,386
Japanese Yen	2,349,000	12/18/13	23,911	113
Norwegian Krona	194,200	06/18/14	31,986	623
Swedish Krona	7,000	06/18/14	1,083	(15)
Swiss Franc	68,700	03/19/14	76,088	(2,043)
			$220,309	$7,064

During the year ended September 30, 2013 the proceeds from forward foreign currency contracts opened for Int'l Small Cap were $331,814 and the cost to close or settle contracts was $450,248 (in thousands).

Security transactions and investment income—

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted and premium is amortized on long-term fixed income securities using the yield-to-maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales—

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A

54 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At September 30, 2013 none of the Funds had short sales.

When-issued or delayed-delivery securities—

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons.

Accounting for options—

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds did not write or purchase options during the year ended September 30, 2013.

Committed line of credit—

The Trust has an unsecured committed line of credit (the "Facility") with State Street in the amount of $500 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.09% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2013.

Expense offset arrangement—

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2013 none of the Funds received an expense offset credit.

Repurchase agreements—

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

Security lending—

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasurys maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.

At September 30, 2013 none of the Funds had securities on loan.

oakmark.com 55

The Oakmark Funds

Notes to Financial Statements (continued)

Restricted securities—

The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued in good faith according to the securities valuation procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

At September 30, 2013 Equity and Income held the following restricted securities:

Equity and Income

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$2,000	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	09/17/13	$100.5000	$101.6250	$2,010	0.01%
1,000	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	09/12/13	100.5000	100.0000	1,005	0.01%
1,000	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	09/12/13	100.1250	100.0000	1,001	0.01%
50,000	BP Capital Markets PLC, 144A, 0.07%, due 10/09/13	09/09/13	99.9983	99.9942	49,999	0.26%
50,000	BP Capital Markets PLC, 144A, 0.07%, due 10/10/13	09/09/13	99.9983	99.9940	49,999	0.26%
11,450	Cabela's Master Credit Card Trust, 144A, 0.732%, due 10/15/19	10/20/11	100.4442	100.0000	11,501	0.06%
250	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	09/20/12	104.5000	100.0000	261	0.00%*
30,000	General Mills Inc., 144A, 0.12%, due 10/21/13	09/11/13	99.9933	99.9867	29,998	0.15%
25,000	General Mills Inc., 144A, 0.17%, due 10/25/13	09/26/13	99.9887	99.9863	24,997	0.13%
23,000	General Mills Inc., 144A, 0.16%, due 10/22/13	09/20/13	99.9907	99.9858	22,998	0.12%
20,000	General Mills Inc., 144A, 0.12%, due 10/02/13	09/03/13	99.9997	99.9903	20,000	0.10%
20,000	General Mills Inc., 144A, 0.16%, due 10/25/13	09/20/13	99.9893	99.9844	19,998	0.10%
20,000	General Mills Inc., 144A, 0.14%, due 10/28/13	09/30/13	99.9895	99.9891	19,998	0.10%
17,000	General Mills Inc., 144A, 0.15%, due 10/17/13	09/17/13	99.9933	99.9875	16,999	0.09%
17,000	General Mills Inc., 144A, 0.16%, due 11/04/13	09/25/13	99.9849	99.9822	16,997	0.09%
15,000	General Mills Inc., 144A, 0.16%, due 11/08/13	09/26/13	99.9831	99.9809	14,998	0.08%
13,000	General Mills Inc., 144A, 0.17%, due 10/21/13	09/18/13	99.9906	99.9844	12,999	0.07%
12,000	General Mills Inc., 144A, 0.13%, due 10/11/13	08/28/13	99.9964	99.9841	12,000	0.06%
5,000	General Mills Inc., 144A, 0.15%, due 10/15/13	09/12/13	99.9942	99.9863	5,000	0.02%
4,500	General Mills Inc., 144A, 0.16%, due 10/18/13	09/20/13	99.9924	99.9876	4,500	0.02%
34,400	General Motors Co., 144A, 4.875%, due 10/02/23	09/24/13	97.7500	100.0000	33,626	0.17%
5,000	General Motors Co., 144A, 4.875%, due 10/02/23	09/25/13	97.7500	99.0000	4,887	0.02%
2,000	General Motors Co., 144A, 4.875%, due 10/02/23	09/30/13	97.7500	97.5000	1,955	0.01%
29,525	General Motors Co., 144A, 3.50%, due 10/02/18	09/24/13	99.7500	100.0000	29,451	0.15%
10,000	Howard Hughes Corp., 144A, 6.875%, due 10/01/21	09/27/13	100.2500	100.0000	10,025	0.05%
25,000	John Deere Capital Co., 144A, 0.06%, due 10/15/13	09/24/13	99.9977	99.9965	24,999	0.13%

56 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$25,000	John Deere Capital Co., 144A, 0.05%, due 10/08/13	09/13/13	$99.9990	$99.9965	$25,000	0.13%
35,000	Kellogg Co., 144A, 0.16%, due 10/22/13	09/26/13	99.9907	99.9884	34,997	0.18%
25,000	Kellogg Co., 144A, 0.15%, due 10/04/13	09/16/13	99.9988	99.9925	25,000	0.13%
25,000	Kellogg Co., 144A, 0.19%, due 12/09/13	09/16/13	99.9423	99.9557	24,986	0.13%
5,975	Kellogg Co., 144A, 0.16%, due 10/01/13	09/11/13	100.0000	99.9911	5,975	0.03%
5,000	Kellogg Co., 144A, 0.15%, due 10/07/13	09/16/13	99.9975	99.9913	5,000	0.02%
3,500	Kellogg Co., 144A, 0.14%, due 10/01/13	09/19/13	100.0000	99.9953	3,500	0.02%
9,605	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	08/15/12	104.3750	100.0000	10,025	0.05%
2,000	Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	07/11/13	104.2500	99.4830	2,085	0.01%
1,000	Quiksilver, Inc. / QS Wholesale, Inc., 144A, 10.00%, due 08/01/20	07/11/13	105.2500	98.7570	1,053	0.01%
6,000	Scotiabank Peru SA, 144A, 4.50%, due 12/13/27	12/06/12	87.0000	100.0000	5,220	0.03%
2,725	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/27/12	105.2500	99.8750	2,868	0.01%
2,265	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/26/12	105.2500	99.0000	2,384	0.01%
6,820	Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21	12/11/12	95.2500	100.0000	6,496	0.03%
3,150	Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21	12/11/12	95.2500	101.0000	3,000	0.02%
5,390	Walter Energy, Inc., 144A, 9.875%, due 12/15/20	11/16/12	87.0000	99.3020	4,689	0.02%
5,000	Walter Energy, Inc., 144A, 8.50%, due 04/15/21	03/22/13	83.5000	100.0000	4,175	0.02%
25,000	Wellpoint, Inc., 144A, 0.30%, due 10/15/13	07/16/13	99.9883	99.9242	24,997	0.13%
15,000	Wellpoint, Inc., 144A, 0.30%, due 10/10/13	07/12/13	99.9925	99.9250	14,999	0.08%
10,000	Wellpoint, Inc., 144A, 0.25%, due 12/03/13	09/10/13	99.9644	99.9417	9,996	0.05%
2,200	Wellpoint, Inc., 144A, 0.23%, due 11/13/13	09/19/13	99.9725	99.9649	2,199	0.01%
7,000	The William Carter Co., 144A, 5.25%, due 08/15/21	08/15/13	100.0000	101.0000	7,000	0.04%
7,000	The William Carter Co., 144A, 5.25%, due 08/15/21	09/10/13	100.0000	100.2500	7,000	0.04%
5,502	The William Carter Co., 144A, 5.25%, due 08/15/21	08/14/13	100.0000	101.2500	5,502	0.03%
5,000	The William Carter Co., 144A, 5.25%, due 08/15/21	08/13/13	100.0000	101.2500	5,000	0.02%
2,000	The William Carter Co., 144A, 5.25%, due 08/15/21	08/12/13	100.0000	101.3750	2,000	0.01%
1,400	The William Carter Co., 144A, 5.25%, due 08/15/21	08/26/13	100.0000	100.5000	1,400	0.01%
100	The William Carter Co., 144A, 5.25%, due 08/15/21	09/10/13	100.0000	100.0000	100	0.00%*
					$688,847	3.54%

*  Amount rounds to less than 0.01%

oakmark.com 57

The Oakmark Funds

Notes to Financial Statements (continued)

Federal income taxes—

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2013 remains subject to examination by taxing authorities.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion; 0.90% on the next $1 billion; 0.80% on the next $2 billion; 0.75% on the next $2.5 billion; 0.675% on the next $2.5 billion; and 0.625% over $10 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion; and
0.80% over $16.5 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser is contractually obligated through January 31, 2014 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2017, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of September 30, 2013 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser that calls for each Fund to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered

58 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

At September 30, 2013 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$7,296,280	$3,211,196	$0	$3,211,196
Select	2,491,182	1,444,714	0	1,444,714
Equity and Income	14,525,624	4,912,799	(28,545)	4,884,254
Global	2,299,006	675,788	(26,113)	649,675
Global Select	960,174	206,989	(3,669)	203,320
International	20,204,544	4,125,657	(249,954)	3,875,703
Int'l Small Cap	1,907,556	400,277	(66,405)	333,872

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2013 the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table (in thousands):

Fund	Expires September 30, 2017	Expires September 30, 2018	Unlimited (Short Term)	Unlimited (Long Term)	Utilized During the Year ended September 30, 2013
Oakmark	$0	$0	$0	$0	$0
Select	0	0	0	0	0
Equity and Income	0	0	0	0	0
Global	0	0	0	0	123,386
Global Select	0	0	0	0	10,038
International	0	0	0	0	429,022
Int'l Small Cap	0	0	13,905	5,837	0

At September 30, 2013 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$62,604	$517,566	$580,170
Select	1,957	245,352	247,309
Equity and Income	87,417	1,580,226	1,667,643
Global	68,840	7,899	76,739
Global Select	9,378	24,037	33,415
International	381,449	196,112	577,561
Int'l Small Cap	84,372	0	84,372

oakmark.com 59

The Oakmark Funds

Notes to Financial Statements (continued)

During the years ended September 30, 2013 and 2012 the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2013		Year Ended September 30, 2012
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$54,952	$219,332	$42,131	$0
Select	2,753	289,293	5,125	0
Equity and Income	171,904	462,042	250,657	319,667
Global	33,539	0	0	0
Global Select	7,715	4,628	0	0
International	223,778	0	53,597	0
Int'l Small Cap	24,484	0	1,698	302

On September 30, 2013 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, post October currency loss deferrals and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses, equalization debits and in-kind transactions gains and losses. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

4.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2013 transactions in investment securities (excluding short-term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$3,044,573	$815,049	$4,101,291	$1,248,991	$609,129	$15,174,766	$1,026,330
Proceeds from sales	1,518,871	795,801	6,294,056	1,047,290	270,023	5,340,963	851,938

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the year ended September 30, 2013 were $190,236 and $1,918,425, respectively, for Equity and Income.

For the year ended September 30, 2013 the proceeds from in-kind sales including short-term securities (in thousands) were $56,798, $125,281 and $28,680 for Equity and Income, Global and International, respectively. The table above excludes such in-kind transactions. Gains and losses on in-kind transactions are not taxable for federal income tax purposes.

During the year ended September 30, 2013 Int'l Small Cap engaged in purchase transactions (in thousands) totaling $2,880 with funds that have a common investment adviser. These purchase transactions complied with Rule 17a-7 under the 1940 Act.

5.  INVESTMENT IN AFFILIATED ISSUERS

Each of the companies listed below was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2013. Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands):

Schedule of Transactions with Affiliated Issuers

Equity and Income

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Interest Income	Value September 30, 2012	Value September 30, 2013
Broadridge Financial Solutions, Inc. (b)	5,904	$0	$22,155	$4,607	$0	$160,977	$187,436
Flowserve Corp. (c)	0	0	614,027	3,660	0	464,869	0
Foot Locker, Inc.	7,711	157,229	294	3,782	0	106,500	261,705
PharMerica Corp. (a) (c)	0	0	25,011	0	0	21,649	0
Varian Medical Systems, Inc. (a) (b)	3,148	0	183,224	0	0	343,824	235,280
Walter Energy, Inc. (c)	0	41,988	50,732	1,317	0	97,380	0
Walter Energy, Inc., 144A (b)	5,390	5,362	11	0	458	0	4,689
Walter Energy, Inc., 144A (b)	5,000	5,000	0	0	218	0	4,175
TOTALS		$209,579	$895,454	$13,366	$676	$1,195,199	$693,285

60 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

Schedule of Transactions with Affiliated Issuers

International

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2012	Value September 30, 2013
Meitec Corp.	2,805	$12,644	$16,424	$3,302	$64,836	$80,693
OMRON Corp. (b)	3,755	77,322	375,809	4,330	241,978	135,431
Orica, Ltd.	30,592	584,615	865	11,502	131,315	572,490
ROHM Co., Ltd. (b)	2,546	56,705	219,463	616	219,315	104,396
Willis Group Holdings PLC	12,505	318,091	17,230	10,977	165,516	541,829
TOTALS		$1,049,377	$629,791	$30,727	$822,960	$1,434,839

Schedule of Transactions with Affiliated Issuers

Int'l Small Cap

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2012	Value September 30, 2013
Atea ASA	6,039	$8,799	$3,123	$4,930	$53,914	$63,525
gategroup Holding AG (a)	1,640	7,850	0	0	31,635	41,984
LSL Property Services PLC	5,974	0	27,713	1,384	35,183	44,805
Orbotech, Ltd. (a)	3,501	1,969	0	0	28,603	41,972
Pasona Group, Inc. (c)	0	0	16,741	0	20,938	0
Saft Groupe SA	1,340	35,574	0	1,117	0	36,977
Vitec Group PLC	2,213	1,100	458	749	24,790	24,417
TOTALS		$55,292	$48,035	$8,180	$195,063	$253,680

(a)  Non-income producing security.

(b)  Due to transactions during the year ended September 30, 2013, the company is no longer an affiliate.

(c)  Position in issuer liquidated during the year ended September 30, 2013.

6.  SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. International Fund was closed to most new investors as of the close of business on October 4, 2013. Please see the Prospectus Supplement dated October 4, 2013 available on oakmark.com, for additional information. Management has determined that there are no other material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

oakmark.com 61

Oakmark Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$48.97	$37.87	$38.36	$34.55	$35.31
Income From Investment Operations:
Net Investment Income	0.42 (a)	0.36 (a)	0.34 (a)	0.24	0.29 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	12.22	11.09	(0.58)	3.80	0.39
Total From Investment Operations	12.64	11.45	(0.24)	4.04	0.68
Less Distributions:
From Net Investment Income	(0.38)	(0.35)	(0.25)	(0.23)	(0.45)
From Capital Gains	(1.50)	0.00	0.00	0.00	(0.99)
Total Distributions	(1.88)	(0.35)	(0.25)	(0.23)	(1.44)
Redemption Fees	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$59.73	$48.97	$37.87	$38.36	$34.55
Total Return	26.75%	30.43%	-0.67%	11.74%	3.38%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$10,409.0	$6,738.7	$4,512.5	$3,419.3	$3,144.2
Ratio of Expenses to Average Net Assets	0.95%	1.03%	1.04%	1.11%	1.23%
Ratio of Net Investment Income to Average Net Assets	0.78%	0.81%	0.82%	0.65%	1.06%
Portfolio Turnover Rate	19%	27%	18%	24%	62%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$48.89	$37.78	$38.32	$34.56	$35.12
Income From Investment Operations:
Net Investment Income	0.27 (a)	0.24 (a)	0.19 (a)	0.13	0.24 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	12.20	11.09	(0.59)	3.79	0.45
Total From Investment Operations	12.47	11.33	(0.40)	3.92	0.69
Less Distributions:
From Net Investment Income	(0.28)	(0.22)	(0.14)	(0.16)	(0.26)
From Capital Gains	(1.50)	0.00	0.00	0.00	(0.99)
Total Distributions	(1.78)	(0.22)	(0.14)	(0.16)	(1.25)
Redemption Fees	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$59.58	$48.89	$37.78	$38.32	$34.56
Total Return	26.41%	30.11%	-1.07%	11.37%	3.22%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$93.8	$36.1	$24.7	$9.0	$8.2
Ratio of Expenses to Average Net Assets	1.23%	1.30%	1.45%	1.42%	1.44%
Ratio of Net Investment Income to Average Net Assets	0.49%	0.54%	0.44%	0.34%	0.88%
Portfolio Turnover Rate	19%	27%	18%	24%	62%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

62 THE OAKMARK FUNDS

Oakmark Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$32.33	$25.50	$25.64	$22.68	$20.34
Income From Investment Operations:
Net Investment Income	0.04	0.04	0.04 (a)	0.06 (a)	0.11 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	8.40	6.85	(0.12)	2.97	2.48
Total From Investment Operations	8.44	6.89	(0.08)	3.03	2.59
Less Distributions:
From Net Investment Income	(0.03)	(0.06)	(0.06)	(0.07)	(0.25)
From Capital Gains	(3.00)	0.00	0.00	0.00	0.00
Total Distributions	(3.03)	(0.06)	(0.06)	(0.07)	(0.25)
Redemption Fees	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$37.74	$32.33	$25.50	$25.64	$22.68
Total Return	28.40%	27.05%	-0.34%	13.39%	13.30%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$3,944.6	$3,029.5	$2,266.7	$2,407.8	$2,265.3
Ratio of Expenses to Average Net Assets	1.01%	1.05%	1.07%	1.08%	1.19%
Ratio of Net Investment Income to Average Net Assets	0.11%	0.11%	0.15%	0.22%	0.66%
Portfolio Turnover Rate	24%	32%	16%	25%	34%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Year	$32.21	$25.43		$25.59		$22.70		$20.29
Income From Investment Operations:
Net Investment Income (Loss)	(0.11)	(0.06	)(a)	(0.05	)(a)	(0.02	)(a)	0.12 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	8.40	6.84		(0.11)		2.97		2.49
Total From Investment Operations	8.29	6.78		(0.16)		2.95		2.61
Less Distributions:
From Net Investment Income	0.00	0.00		0.00		(0.06)		(0.20)
From Capital Gains	(3.00)	0.00		0.00		0.00		0.00
Total Distributions	(3.00)	0.00		0.00		(0.06)		(0.20)
Redemption Fees	0.00	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)
Net Asset Value, End of Year	$37.50	$32.21		$25.43		$25.59		$22.70
Total Return	27.99%	26.66%		-0.63%		12.99%		13.34%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$15.0	$11.8		$8.0		$8.3		$8.1
Ratio of Expenses to Average Net Assets	1.33%	1.36%		1.38%		1.39%		1.28%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.21)%	(0.21)%		(0.16)%		(0.08)%		0.72%
Portfolio Turnover Rate	24%	32%		16%		25%		34%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

oakmark.com 63

Oakmark Equity and Income Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Year	$29.09		$25.62	$26.03	$24.72	$25.57
Income From Investment Operations:
Net Investment Income	0.28		0.25	0.26	0.27 (a)	0.35	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.68		4.07	(0.45)	1.33	(0.24)
Total From Investment Operations	4.96		4.32	(0.19)	1.60	0.11
Less Distributions:
From Net Investment Income	(0.27)		(0.38)	(0.22)	(0.29)	(0.39)
From Capital Gains	(0.72)		(0.47)	0.00	0.00	(0.57)
Total Distributions	(0.99)		(0.85)	(0.22)	(0.29)	(0.96)
Net Asset Value, End of Year	$33.06		$29.09	$25.62	$26.03	$24.72
Total Return	17.63%		17.19%	-0.77%	6.52%	1.02%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$18,222.5		$17,889.0	$16,441.0	$16,993.7	$14,418.4
Ratio of Expenses to Average Net Assets	0.77%		0.78%	0.77%	0.79%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.89%		0.84%	0.93%	1.04%	1.59%
Portfolio Turnover Rate	25	%(b)	29%	47%	91%	78	%(b)

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Year	$28.90		$25.45	$25.85	$24.57	$25.40
Income From Investment Operations:
Net Investment Income	0.17		0.15	0.17	0.18	0.28	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.66		4.05	(0.43)	1.33	(0.24)
Total From Investment Operations	4.83		4.20	(0.26)	1.51	0.04
Less Distributions:
From Net Investment Income	(0.18)		(0.28)	(0.14)	(0.23)	(0.30)
From Capital Gains	(0.72)		(0.47)	0.00	0.00	(0.57)
Total Distributions	(0.90)		(0.75)	(0.14)	(0.23)	(0.87)
Net Asset Value, End of Year	$32.83		$28.90	$25.45	$25.85	$24.57
Total Return	17.23%		16.82%	-1.04%	6.17%	0.70%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1,211.4		$1,288.0	$1,212.2	$1,270.1	$1,110.4
Ratio of Expenses to Average Net Assets	1.10%		1.09%	1.09%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets	0.56%		0.53%	0.61%	0.71%	1.26%
Portfolio Turnover Rate	25	%(b)	29%	47%	91%	78	%(b)

(a)  Computed using average shares outstanding throughout the period.

(b)  The ratio excludes in-kind transactions.

64 THE OAKMARK FUNDS

Oakmark Global Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2013		2012	2011		2010	2009
Net Asset Value, Beginning of Year	$21.63		$18.81	$20.39		$18.94	$19.43
Income From Investment Operations:
Net Investment Income	0.21		0.20	0.16	(a)	0.10	0.11
Net Gain (Loss) on Investments (both realized and unrealized)	8.23		2.62	(1.65)		1.49	0.13
Total From Investment Operations	8.44		2.82	(1.49)		1.59	0.24
Less Distributions:
From Net Investment Income	(0.37)		0.00	(0.09)		(0.14)	(0.70)
From Capital Gains	0.00		0.00	0.00		0.00	(0.03)
Total Distributions	(0.37)		0.00	(0.09)		(0.14)	(0.73)
Redemption Fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$29.70		$21.63	$18.81		$20.39	$18.94
Total Return	39.55%		14.99%	-7.38%		8.43%	2.65%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,880.4		$2,062.8	$1,816.9		$2,031.8	$1,675.9
Ratio of Expenses to Average Net Assets	1.13%		1.16%	1.16%		1.15%	1.23%
Ratio of Net Investment Income to Average Net Assets	0.75%		0.91%	0.70%		0.53%	0.76%
Portfolio Turnover Rate	45	%(c)	26%	29	%(c)	37%	32%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2013		2012	2011		2010	2009
Net Asset Value, Beginning of Year	$21.11		$18.42	$19.97		$18.58	$19.01
Income From Investment Operations:
Net Investment Income	0.03		0.11 (a)	0.06	(a)	0.00 (b)	0.07 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	8.14		2.58	(1.61)		1.48	0.14
Total From Investment Operations	8.17		2.69	(1.55)		1.48	0.21
Less Distributions:
From Net Investment Income	(0.30)		0.00	0.00	(b)	(0.09)	(0.61)
From Capital Gains	0.00		0.00	0.00		0.00	(0.03)
Total Distributions	(0.30)		0.00	0.00	(b)	(0.09)	(0.64)
Redemption Fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$28.98		$21.11	$18.42		$19.97	$18.58
Total Return	39.11%		14.60%	-7.75%		8.02%	2.43%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$38.9		$33.1	$36.6		$50.5	$54.4
Ratio of Expenses to Average Net Assets	1.48%		1.50%	1.55%		1.54%	1.54%
Ratio of Net Investment Income to Average Net Assets	0.40%		0.55%	0.27%		0.09%	0.46%
Portfolio Turnover Rate	45	%(c)	26%	29	%(c)	37%	32%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

oakmark.com 65

Oakmark Global Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$11.65	$9.96	$10.15	$9.54	$8.23
Income From Investment Operations:
Net Investment Income	0.14	0.09	0.02	0.04	0.06
Net Gain (Loss) on Investments (both realized and unrealized)	4.18	1.60	(0.19)	0.61	1.60
Total From Investment Operations	4.32	1.69	(0.17)	0.65	1.66
Less Distributions:
From Net Investment Income	(0.16)	0.00	(0.02)	(0.04)	(0.35)
From Capital Gains	(0.10)	0.00	0.00	0.00	0.00
Total Distributions	(0.26)	0.00	(0.02)	(0.04)	(0.35)
Redemption Fees	0.00	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net Asset Value, End of Year	$15.71	$11.65	$9.96	$10.15	$9.54
Total Return	37.69%	16.97%	-1.65%	6.81%	22.24%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1,159.8	$555.8	$422.0	$329.9	$266.2
Ratio of Expenses to Average Net Assets	1.15%	1.23%	1.24%	1.29%	1.43%
Ratio of Net Investment Income to Average Net Assets	1.01%	0.72%	0.33%	0.40%	0.88%
Portfolio Turnover Rate	36%	36%	49%	50%	41%

(a)  Amount rounds to less than $0.01 per share.

66 THE OAKMARK FUNDS

Oakmark International Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Year	$18.79		$16.13	$18.18	$16.25	$15.71
Income From Investment Operations:
Net Investment Income	0.28		0.34 (a)	0.31 (a)	0.20 (a)	0.16 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	7.26		2.45	(2.20)	1.85	1.87
Total From Investment Operations	7.54		2.79	(1.89)	2.05	2.03
Less Distributions:
From Net Investment Income	(0.44)		(0.13)	(0.16)	(0.12)	(1.39)
From Capital Gains	0.00		0.00	0.00	0.00	(0.10)
Total Distributions	(0.44)		(0.13)	(0.16)	(0.12)	(1.49)
Redemption Fees	0.00		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$25.89		$18.79	$16.13	$18.18	$16.25
Total Return	40.79%		17.40%	-10.54%	12.67%	17.71%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$23,886.0		$8,993.6	$6,920.8	$5,707.4	$4,045.4
Ratio of Expenses to Average Net Assets	0.98%		1.06%	1.06%	1.08%	1.17%
Ratio of Net Investment Income to Average Net Assets	1.58%		1.90%	1.63%	1.21%	1.32%
Portfolio Turnover Rate	37	%(c)	38%	45%	51%	53%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Year	$18.86		$16.18	$18.25	$16.38	$15.55
Income From Investment Operations:
Net Investment Income	0.27	(a)	0.27	0.24 (a)	0.14 (a)	0.14 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	7.23		2.47	(2.20)	1.86	1.96
Total From Investment Operations	7.50		2.74	(1.96)	2.00	2.10
Less Distributions:
From Net Investment Income	(0.38)		(0.06)	(0.11)	(0.13)	(1.17)
From Capital Gains	0.00		0.00	0.00	0.00	(0.10)
Total Distributions	(0.38)		(0.06)	(0.11)	(0.13)	(1.27)
Redemption Fees	0.00		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$25.98		$18.86	$16.18	$18.25	$16.38
Total Return	40.31%		16.99%	-10.85%	12.26%	17.70%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$386.9		$241.4	$204.0	$146.0	$107.8
Ratio of Expenses to Average Net Assets	1.34%		1.39%	1.45%	1.45%	1.32%
Ratio of Net Investment Income to Average Net Assets	1.20%		1.55%	1.26%	0.83%	1.15%
Portfolio Turnover Rate	37	%(c)	38%	45%	51%	53%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

oakmark.com 67

Oakmark International Small Cap Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$13.06	$11.56	$13.02	$11.51	$11.36
Income From Investment Operations:
Net Investment Income	0.18	0.20	0.15 (a)	0.12 (a)	0.15 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.26	1.32	(1.53)	1.55	1.06
Total From Investment Operations	4.44	1.52	(1.38)	1.67	1.21
Less Distributions:
From Net Investment Income	(0.21)	(0.02)	(0.08)	(0.16)	(0.93)
From Capital Gains	0.00	0.00 (b)	0.00	0.00	(0.13)
Total Distributions	(0.21)	(0.02)	(0.08)	(0.16)	(1.06)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$17.29	$13.06	$11.56	$13.02	$11.51
Total Return	34.42%	13.15%	-10.72%	14.70%	16.28%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,254.1	$1,525.8	$1,328.4	$1,217.2	$768.0
Ratio of Expenses to Average Net Assets	1.35%	1.41%	1.38%	1.38%	1.54%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.54%	1.10%	1.02%	1.77%
Portfolio Turnover Rate	50%	33%	46%	54%	46%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$12.98	$11.50		$12.97	$11.50	$11.33
Income From Investment Operations:
Net Investment Income	0.13 (a)	0.17	(a)	0.12 (a)	0.09 (a)	0.14 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.24	1.31		(1.55)	1.54	1.06
Total From Investment Operations	4.37	1.48		(1.43)	1.63	1.20
Less Distributions:
From Net Investment Income	(0.18)	0.00		(0.04)	(0.16)	(0.90)
From Capital Gains	0.00	0.00	(b)	0.00	0.00	(0.13)
Total Distributions	(0.18)	0.00	(b)	(0.04)	(0.16)	(1.03)
Redemption Fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$17.17	$12.98		$11.50	$12.97	$11.50
Total Return	34.04%	12.90%		-11.09%	14.30%	16.08%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$3.5	$2.6		$1.9	$1.4	$0.8
Ratio of Expenses to Average Net Assets	1.64%	1.69%		1.72%	1.72%	1.71%
Ratio of Net Investment Income to Average Net Assets	0.90%	1.34%		0.85%	0.74%	1.66%
Portfolio Turnover Rate	50%	33%		46%	54%	46%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

68 THE OAKMARK FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of Harris
Associates Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Harris Associates Investment Trust, comprised of Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund (collectively the "Funds"), as of September 30, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 18, 2013

oakmark.com 69

Federal Tax Information

(Unaudited)

Global, Global Select, International and Int'l Small Cap paid qualifying foreign taxes of $1,192,430, $728,435, $18,652,864 and $2,207,721 and earned $26,796,887, $9,716,088, $313,376,740 and $40,554,694 of foreign source income during the year ended September 30, 2013, respectively. Pursuant to Section 853 of the Internal Revenue Code, Global, Global Select, International and Int'l Small Cap designated $0.01, $0.01, $0.02 and $0.02 per share as foreign taxes paid and $0.27, $0.13, $0.33 and $0.31 per share as income earned from foreign sources for the year ended September 30, 2013, respectively.

Qualified dividend income ("QDI") received by the Funds through September 30, 2013 that qualified for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 are as follows (in thousands):

Fund
Oakmark	$150,666
Select	36,464
Equity and Income	215,024
Global	37,197
Global Select	14,707
International	302,673
Int'l Small Cap	38,689

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2013 qualified for the dividends received deduction, as follows:

Fund
Oakmark	100.00%
Select	100.00%
Equity and Income	100.00%
Global	42.43%
Global Select	55.77%
International	0.00%
Int'l Small Cap	0.00%

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in a Fund's prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Endnotes:

1.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

2.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

3.  The Dow Jones Industrial Average is an index that includes 30 U.S. blue-chip stocks that are generally the leaders in their industry. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

7.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

8.  The Barclays U.S. Aggregate Bond Index is a benchmark index made up of the Barclays U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. This index is unmanaged and investors cannot invest directly in this index.

9.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked

70 THE OAKMARK FUNDS

Disclosures and Endnotes (continued)

by Lipper. This index is unmanaged and investors cannot invest directly in this index.

10.  The Barclays U.S. Government/Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

11.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

12.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

oakmark.com 71

Trustees and Officers

The board of trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its seven series, The Oakmark Funds. Each trustee serves until the next annual meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The board of trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee after attaining the age of 65. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The board of trustees elects or appoints the officers of the Trust. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees. The board of trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

Trustees Who Are Interested Persons of the Trust

Name and age†	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#	Other Directorships Held by Trustee
Kristi L. Rowsell* 47 President	2010

President and Director, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP"), since 2010; Director, Chief Financial Officer and Treasurer, HAI, HALP and HASLP 2005-2010.

			None

Trustees Who Are Not Interested Persons of the Trust

Name and age†	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#	Other Directorships Held by Trustee
Allan J. Reich** 65 Chairman	1993	Senior Partner, Seyfarth Shaw LLP (law firm).	None
Michael J. Friduss 71	1995	Principal, MJ Friduss & Associates (telecommunications consultants).	None
Thomas H. Hayden 62	1995	Lecturer, Department of Integrated Marketing Communications, the Medill School, Northwestern University, since July 2006.	None
Christine M. Maki 52	1995

Senior Vice President—Tax, RR Donnelley & Sons Company (global provider of integrated communications), since August 2008; Senior Vice President—Tax, Global Hyatt Corporation (hotel management) from 1995 to 2008.

			None
Laurence C. Morse, Ph.D.*** 62	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Steven S. Rogers 56	2006

Senior Lecturer of Business Administration, Harvard Business School since 2012; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University since 1995-2012; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation since 1994.

Director, SC Johnson Wax (manufacturer of household cleaning, personal care and insecticide products), AMCORE Financial, Inc. (bank holding company), and W.S. Darley & Co. (fire fighting and emergency equipment manufacturers)

Burton W. Ruder 69	1995	President, BWR Enterprises (venture capital investment and transactional financing firm); Manager, Cedar Green Associates (real estate management firm).	None
Peter S. Voss 66	1995	Retired, since 2007.	None
Gary N. Wilner, M.D.**** 72	1993	Retired, since 2004.	None

72 THE OAKMARK FUNDS

Trustees and Officers (continued)

Other Officers of the Trust

Name and age†	Position(s) with Trust	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#
Robert M. Levy 63	Executive Vice President	2003	Director, HAI; Chairman and Chief Investment Officer, Domestic Equity of HAI, HALP and HASLP; Portfolio Manager, HALP
Judson H. Brooks#### 42	Vice President	2013	Analyst, HALP
Anthony P. Coniaris## 36	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Portfolio Manager and Analyst, HALP
Richard J. Gorman 47	Vice President, Chief Compliance Officer, Anti-Money Laundering Officer, and Assistant Secretary	2006	Chief Compliance Officer of the Trust
Kevin G. Grant 49	Vice President and Portfolio Manager (Oakmark Fund)	2000	Portfolio Manager and Analyst, HALP
Thomas E. Herman 51	Principal Financial Officer	2011	Chief Financial Officer and Treasurer, HAI, HALP and HASLP since 2010; Senior V.P., Chief Financial Officer and Treasurer, Ariel Investments, prior thereto.
David G. Herro 52	Vice President and Portfolio Manager (Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Vice President and Chief Investment Officer, International Equity, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson### 43	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP
John J. Kane 42	Treasurer	2005	Director, Global Investment Services, HALP since 2008
Matthew A. Logan### 29	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP
Michael L. Manelli 33	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2011	Portfolio Manager and Analyst, HALP
Clyde S. McGregor 60	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Thomas W. Murray## 43	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Vice President and Director of Domestic Research, HAI and HALP since 2012; Portfolio Manager and Analyst, HALP
Michael J. Neary 45	Vice President	2009	Managing Director, Marketing and Client Relations, HALP
William C. Nygren 55	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Vineeta D. Raketich 42	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Janet L. Reali 62	Vice President, Secretary and Chief Legal Officer	2001	Director, HAI; Vice President, General Counsel and Secretary, HAI and HALP; General Counsel and Chief Compliance Officer, HASLP
Robert A. Taylor 40	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark International Fund)	2005	Vice President and Director of International Research HAI and HALP; Portfolio Manager and Analyst, HALP

oakmark.com 73

Trustees and Officers (continued)

Name and age†	Position(s) with Trust	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#
Andrew J. Tedeschi 48	Assistant Treasurer	2008	Employee of HALP
Edward J. Wojciechowski### 40	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager, Analyst and Director of Fixed Income, HALP
Randall T. Zipfel##### 55	Vice President	2013	Chief Operating Officer, HALP since 2013; formerly, Senior Vice President, Chief Administrative Officer and Chief Operating Officer, Calamos Investments (2006-2013)

†  Age for Trustees and Officers is as of September 30, 2013.

*  Ms. Rowsell is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

**  On January 1, 2013, Allan J. Reich was appointed Chairman of the board of trustees.

***  Dr. Morse was appointed a Trustee effective October 15, 2013.

****  Dr. Wilner retired from the board of trustees on December 31, 2012.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Funds' distributor, respectively.

##  Prior to January 2013, Messrs. Coniaris and Murray were not officers or portfolio managers of the Select Fund.

###  Prior to April 17, 2013, Messrs. Hudson, Logan and Wojciechowski were not officers or portfolio managers of the Equity and Income Fund.

####  Prior to July 17, 2013, Mr. Brooks was not an officer of the Trust.

#####  Prior to October 16, 2013, Mr. Zipfel was not an officer of the Trust.

Unless otherwise noted, the business address of each officer and trustee listed in the tables is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

74 THE OAKMARK FUNDS

The Oakmark Funds

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the Securities and Exchange Commission's website at sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at sec.gov.

This report is submitted for the general information of the shareholders of the Funds.The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus or summary prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

oakmark.com

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (04/05/01) TO PRESENT (09/30/13) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (04/05/01)
Oakmark Fund (Class II)	26.41%	13.34%	8.45%	7.20%
S&P 500 Index	19.34%	10.02%	7.57%	5.12%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.30% and 1.23% as of 09/30/13.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2013

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (09/30/13) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	27.99%	15.59%	7.36%	8.90%
S&P 500 Index	19.34%	10.02%	7.57%	2.91%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.36% and 1.33% as of 09/30/13.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2013

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (07/12/00) TO PRESENT (09/30/13) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns

(as of 09/30/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (7/13/00)
Oakmark Equity & Income Fund (Class II)	17.23%	7.70%	8.22%	9.13%
Lipper Balanced Fund Index	11.70%	8.11%	6.44%	4.39%
S&P 500 Index	19.34%	10.02%	7.57%	2.86%
Barclays U.S. Govt./Credit Index	-1.96%	5.71%	4.52%	5.77%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.09% and 1.10% as of 09/30/13.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2013

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (09/30/13) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	39.11%	10.23%	9.87%	12.11%
MSCI World Index	20.21%	7.84%	7.58%	6.12%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.50% and 1.48% as of 09/30/13.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2013

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/04/99) TO PRESENT (09/30/13) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (11/04/99)
Oakmark International Fund (Class II)	40.31%	14.10%	11.27%	9.53%
MSCI World ex U.S. Index	21.45%	6.12%	8.18%	3.79%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.39% and 1.34% as of 09/30/13.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2013

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (01/08/01) TO PRESENT (09/30/13) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (1/8/01)
Oakmark International Small Cap Fund (Class II)	34.04%	12.29%	11.70%	11.69%
MSCI World ex U.S. Small Cap Index	24.75%	11.06%	10.15%	9.22%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.69% and 1.64% as of 09/30/13.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2013

Item 2. Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, no amendments were made to the provisions of the Code.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.  Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK, (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR:  Christine M. Maki, Stephen S. Rogers, Burton W. Ruder and Peter S. Voss.  Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2013	Fiscal Year Ended September 30, 2012
Audit Fees(1)	$243,000	$243,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$39,700	$39,700
All Other Fees(4)	$124,421	$0

During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.  The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting.  Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(1)              “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)              “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(3)              “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, specifically distribution consultation.

(4)              “All Other Fees” include amounts for products and services provided by the principal accountant.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2013 and September 30, 2012 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $124,421 and $0, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that were adopted in fiscal year 2004.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics for Principal Executive Officer and Senior Financial Officers (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(2)                 Certifications of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

(3)                 Not applicable.

(b)                                 Certification of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 22, 2013

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer
Date:	November 22, 2013